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AGREEMENT OF PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS

This AGREEMENT OF PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS ("**Agreement**") is made and entered into as of June 30, 2022 ("**Execution Date**"), by and between 3032 WILSHIRE INVESTORS LLC, a Colorado limited liability company ("**Seller**"), and GD REALTY GROUP INC., a California corporation, and/or its permitted assignee ("**Buyer**").

Recitals

A. Seller owns certain real property located in the City of Santa Monica ("**City**"), County of Los Angeles ("**County**"), State of California ("**State**"), which is more particularly described on **Exhibit A** attached hereto (the "**Land**"), together with the building and certain other improvements located on the Land (the "**Improvements**") (collectively, the "**Property**").

B. Seller desires to sell all of its interest in the Property to Buyer, and Buyer desires to purchase Seller's interest in the Property, upon the terms and conditions set forth in this Agreement.

Basic Provisions

I. Buyer:

GD Realty Group Inc.
2834 W. Imperial Hwy.
Inglewood, CA 90303
Attn: Arash Danialifar
Telephone No.: (310) 308-1308
Email: arashbus@gmail.com

II. Buyer's Counsel:

Meyers Nave
707 Wilshire Boulevard, 24th Floor
Los Angeles, CA 90017
Attn: Russell Morse
Telephone No. (213) 626-2906
Email: rmorse@meyersnave.com

III. Seller:

3032 Wilshire Investors LLC
c/o L3 Capital, LLC
550 W. Adams Street, Suite 200
Chicago, IL 60661
Attn: Matthew Schreiber and Nate Cronin

Mr. Schreiber Telephone No.: (847) 997-0377
Email: matthew.schreiber@l3capital.com and

Mr. Cronin Telephone No.: (312) 477-3031
Email: nathan.cronin@l3capital.com

4593201.3

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4593201.3 2 IV. Seller's Counsel: Elkins Kalt Weintraub Reuben Gartside LLP 10345 West Olympic Boulevard Los Angeles, California 90064 Attn: Scott M. Kalt, Esq. Telephone No. (310) 746-4402 Email: skalt@elkinskalt.com V. Broker: Jones Lang LaSalle, representing both Buyer and Seller. VI. Escrow Holder: Stewart Title Guaranty Company 525 N. Brand Blvd. Glendale, California 91203 Attn: Andrea Mendoza, Senior Commercial Escrow Officer Escrow No. 22000110896 Telephone No. (818) 500-5680 Email:amendoza@stewart.com VII. Title Company: Commonwealth Land Title Company 601 S. Figueroa Street Ste 4000 Los Angeles, California 90017 Attn: Eric Gile, Title Officer Order No. 01909166 Telephone No. (213) 330-3100 Email:titleunit27@cltic.com VIII. Purchase Price: Sixteen Million Five Hundred Thousand Dollars ($16,500,000.00) (the "Purchase Price"). IX. Deposit: Five Hundred Thousand Dollars ($500,000.00) (together with interest thereon while held in Escrow, the "Deposit"), payable in accordance with Paragraph 3.1 below. X. Contingency Date: 5:00 p.m. Pacific time on July 27, 2022 (the "Contingency Date"). XI. Closing Date: Sixty (60) days following the Contingency Date (the "Closing Date").

4593201.3 3 Agreement NOW, THEREFORE, incorporating the foregoing recitals, and in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Seller and Buyer agree that the terms and conditions of this Agreement and the instructions to Escrow Holder, with regard to the escrow ("Escrow") created pursuant hereto are as follows: 1. Purchase and Sale. Seller agrees to sell the Property to Buyer, and Buyer agrees to purchase the Property from Seller, upon the terms and conditions set forth in this Agreement. The Property shall include the following: (a) all of terest, if any, in and to all rights, privileges, tenements, hereditaments, rights-of-way, easements, licenses, appurtenances, mineral rights, development rights, permits, approvals, air rights, and water and riparian rights belonging or appertaining to the Property or any improvements thereon, and (b) a intangible (including, without limitation, trade names, trademarks or intellectual property, warranties, guarantees, plans, spec governmental approvals obtained or applied for as of the date of this Agreement relating to the Property or any improvements thereon, subject to the rights of third parties and to the extent assignable without cost or penalty to Seller) located on or relating to the Property and/or any improvements thereon. 2. Reserved. 3. Payment of Purchase Price. The Purchase Price for the Property shall be paid by Buyer as set forth below in this Paragraph 3. 3.1 Deposit. Within one (1) business day after the Execution Date, Buyer shall deposit or cause to be deposited with Escrow Holder the Deposit. Escrow Holder shall immediately invest the Deposit in a federally-insured, interest-bearing account. Buyer hereby irrevocably authorizes and directs Escrow Holder to immediately release a portion of the Deposit in the sum of Twenty Five Thousand and NO/100 Dollars ($25,000.00) (the "Released Portion") to Seller or Seller's designee. Notwithstanding anything to the contrary in the Agreement, the Released Portion: (i) shall be fully-earned by Seller as of the Execution Date, (ii) shall constitute Seller's sole and separate property, and (iii) shall be non-refundable to Buyer, including, without limitation, in the event that Buyer terminates the Agreement prior to the Contingency Date, except as provided in Paragraph 15.2 hereof. The Released Portion shall be applicable to the Purchase Price at the Closing. If this Agreement has not been previously terminated by Buyer by delivery to Seller and Escrow Holder of a written notice of termination in accordance with the terms hereof prior to 5:00 p.m. Pacific time on the Contingency Date, then the remainder of the Deposit after the release of the Released Portion shall not be refundable unless the transaction contemplated by this Agreement is not consummated as the result of Seller's default or the failure of an express condition precedent set forth in Paragraph 7.4 or 7.5 below. Upon the Close of Escrow (as defined below in Paragraph 4.2), the Deposit shall be credited toward payment of the Purchase Price. Notwithstanding any provision set forth in this Agreement, One Hundred Dollars ($100.00) of the Deposit shall be non-refundable in all events (other than Seller's default) and shall be paid to Seller in the event that this Agreement is terminated (other than due to Seller's default) at any time prior to the Close of Escrow (the "Independent Consideration"). The Independent Consideration shall be applicable to the Purchase Price at Closing (as defined below). 3.2 Cash Balance. Not less than one (1) business day prior to the Closing Date, Buyer shall deposit or cause to be deposited, with Escrow Holder, in immediately available funds, the balance of the Purchase Price, and such other funds as may be necessary in accordance with the terms hereof to pay for

4593201.3 4 Buyer's share of closing costs and charges set forth in Paragraph 10 below and Buyer's share of prorations set forth on the Proration and Expense Schedule (as defined below in Paragraph 11) payable pursuant to this Agreement. 3.3 Assumption of Obligations. As additional consideration for the purchase and sale of the Property, at Closing Buyer will: (a) assume and perform all of the covenants and obligations of Seller and Seller's affiliates (i) pursuant to the assumed contracts and leases of tenants at the Property, including without limitation, those relating to any tenant deposits, to the extent arising on or after the Closing Date, and (ii) pursuant to the leases of tenants at the Property regarding the physical, environmental or legal compliance status of the Property, to the extent arising on or after the Closing Date; and (b) assume and agree to discharge, perform and comply with each and every liability, duty, covenant, debt or obligation of Seller or any of its affiliates (I) to the extent resulting from, arising out of, or in any way related to the Materials (as defined below in Paragraph 7.3), on or after the Closing Date, and (II) resulting from, arising out of, or in any way related to any licenses and permits, approvals, applications, certificates of occupancy, dedications, subdivision maps and entitlements now or hereafter issued, approved or granted by any governmental entity in connection with the Property and arising on or after the Closing Date. Buyer hereby indemnifies and holds Seller harmless from and against any and all claims, liens, damages, demands, causes of action, liabilities, lawsuits, judgments, losses, costs and expenses (including but not limited to attorneys' fees and expenses) asserted against or incurred by Seller and arising out of the failure of Buyer to perform its obligations pursuant to this Paragraph 3.3; provided, further, that Seller shall have no obligation to indemnify Buyer for any costs or expenses incurred by Buyer in its performance of its obligations pursuant to this Paragraph 3.3. The provisions of this Paragraph 3.3 shall survive the Closing without limitation. 4. Escrow. 4.1 Opening of Escrow. For the purposes of this Agreement, the Escrow shall be deemed opened ("Opening of Escrow") on the date Escrow Holder receives an original or electronic copy of this Agreement fully executed by Buyer and Seller, which shall occur no later than within two (2) business days after this Agreement is executed and delivered by the parties. Escrow Holder shall promptly notify Buyer and Seller in writing of the Opening of Escrow. Buyer and Seller agree to execute, deliver and be bound by any reasonable or customary supplemental escrow instructions or other instruments reasonably required by Escrow Holder to consummate the transaction contemplated by this Agreement; provided, however, that no such instruments shall be inconsistent or in conflict with, amend or supersede any portion of this Agreement. If there is any conflict or inconsistency between the terms of such instruments and the terms of this Agreement, then the terms of this Agreement shall control. Pursuant to Section 6045(e) of the Internal Revenue Code of 1986, as amended, Escrow Holder shall be designated the "Reporting Person" hereunder and shall be solely responsible for complying with the Tax Reform Act of 1986, as amended, with regard to reporting all settlement information to the Internal Revenue Service. 4.2 Close of Escrow. The Closing shall occur on the Closing Date. For purposes of this Agreement, the "Close of Escrow" or the "Closing" shall be the date that the Deed (as defined below in Paragraph 9.1.1) is recorded in the Official Records of the County (the "Official Records") or, if earlier, the date that the Title Company (as defined below) is irrevocably committed to issue the Title Policy (as defined below). Unless changed in writing by Buyer and Seller, the Close of Escrow shall occur on the Closing Date. 5. Condition of Title. Title to the Land shall be conveyed to Buyer by the Deed subject to the following approved conditions of title (collectively, the "Approved Title Conditions"). 5.1 Taxes. A lien to secure payment of real estate taxes and a lien for any assessments not delinquent.

4593201.3 5 5.2 Approved Matters. Matters affecting the Property created by or with the written consent of Buyer or any affiliates thereof. 5.3 Additional Matters. Exceptions that are disclosed by the Report (as defined below in Paragraph 7.1) or any updates thereto and that are approved or deemed approved by Buyer in accordance with the terms of Paragraph 7.1, any other exceptions to title disclosed by the public records, and matters set forth in the Deed. 5.4 Survey Matters. All matters that would be revealed or disclosed in an accurate survey or inspection of the Property. 5.5 Tenants. Interests of tenants in possession under leases. 5.6 Laws. All laws, ordinances, rules, regulations and restrictions affecting the Property. 6. Buyer's Title Insurance. At the Close of Escrow, the Title Company shall issue to Buyer its standard Owner's Policy of Title Insurance ("Title Policy") in the amount of the Purchase Price showing title to the Land vested in Buyer and subject to the Approved Title Conditions. Buyer shall have the right, at its sole expense, to request and obtain an ALTA extended coverage policy of title insurance, provided that such additional coverage shall not be a condition precedent to, or otherwise excuse or delay any of, Buyer's obligations under this Agreement. Buyer shall have sole responsibility for obtaining, and bearing the cost of, any survey required by the Title Company or desired by Buyer. 7. Conditions Precedent to the Close of Escrow for the Benefit of Buyer. The Close of Escrow and Buyer's obligation to consummate the transaction contemplated by this Agreement are subject to the timely satisfaction or written waiver of the following conditions precedent for Buyer's benefit by the dates designated below: 7.1 Title. Buyer shall have approved the legal description of the Land and any matters of title disclosed by the following documents (collectively, the "Title Documents") prepared and delivered to Buyer by the Title Company: (a) a standard preliminary title report prepared and issued by the Title Company with respect to the Land (the "Report"); and (b) copies of all recorded documents referred to in the Report. Seller shall endeavor to deliver to Buyer the Title Documents within five (5) business days after the Execution Date. Buyer shall have until 5:00 p.m. Pacific time on the date which is seven (7) days prior to the Contingency Date to deliver to Seller written notice ("Buyer's Title Notice") of Buyer's disapproval or conditional approval of any matters shown in or disclosed by the Title Documents. Buyer's failure to timely deliver Buyer's Title Notice shall be deemed to constitute Buyer's disapproval of all matters of title. If Buyer timely delivers to Seller Buyer's Title Notice, then Seller shall have the right, but not the obligation, to indicate which matters, if any, identified in Buyer's Title Notice will be satisfied or cured (and the manner in which such matters will be satisfied or cured) by the Closing Date by delivering written notice thereof to Buyer ("Seller's Title Notice") within five (5) business days after Seller's receipt of Buyer's Title Notice. Seller's failure to deliver Seller's Title Notice shall be deemed to constitute Seller's election not to satisfy or cure any of the matters set forth in Buyer's Title Notice. Buyer shall have until the first to occur of: the Contingency Date or three (3) to either (y) deliver written notice to Seller approving Seller's Title Notice (or deemed notice), in which case Seller shall satisfy or cure, as applicable, the matters set forth in Seller's Title Notice in the manner set forth therein, if applicable, and the matters set forth in Buyer's Title Notice which are not addressed in Seller's Title Notice shall be deemed to constitute Approved Title Conditions, or (z) disapprove Seller's Title Notice (or deemed notice), in which case this Agreement shall terminate, Escrow Holder shall promptly refund the Deposit (less the Released Portion, Independent Consideration and any title and escrow cancellation charges) and neither party hereunder shall have any further obligations or liabilities under this Agreement, except as specifically set forth herein. If

4593201.3 6 Seller in its sole discretion elects to cure any matters set forth in Buyer's Title Notice, Seller shall have until the Closing Date to do so, provided failure to do so shall in no way be deemed a default by Seller hereunder. If such cure cannot be accomplished within such time, and Buyer has not waived its objections by the Closing Date, this Agreement shall terminate, the Deposit (less the Released Portion, the Independent Consideration and any title and escrow cancellation charges) shall be returned to Buyer and neither party shall have any further obligations under this Agreement except as specifically set forth in this Agreement. Buyer's failure to timely notify Seller in writing on or before 5:00 p.m. (Pacific time) on the Contingency Date of its disapproval of any matters set forth in Seller's Title Notice (or deemed notice) shall be deemed Buyer's election to . 7.2 Physical Inspections and Studies. Subject to Paragraph 14 below, Buyer shall have the right to approve or disapprove, in Buyer's sole discretion, the results of Buyer's inspections, investigations, tests and studies, including, without limitation, investigations with regard to zoning, building codes and other governmental regulations, architectural inspections, engineering tests, and soils, seismic and geologic reports with respect to the Land, inspections of all or any portion of the Improvements (including, without limitation, structural, mechanical and electrical systems, roofs, pavement, landscaping and public utilities), and any other physical inspections and/or investigations (collectively, the "Tests") as Buyer may elect to make or obtain in accordance with the terms of this Agreement by delivering written notice thereof to Seller and Escrow Holder on or before 5:00 p.m. Pacific time on the Contingency Date. Buyer's timely notice of disapproval of any of the Tests shall constitute Buyer's election to terminate this Agreement. Buyer's failure to timely disapprove the results of the Tests shall be deemed to constitute Buyer's approval thereof and waiver of this condition. 7.3 Review and Approval of Materials. Prior to 5:00 p.m. Pacific time on the Contingency Date, Buyer may, on at least one (1) business days' notice to Seller, review any documents (other than the Excluded Materials (as defined below) relating to the physical or environmental condition of the Land, (other than the Excluded Materials), a rent roll for the Property, the leases for tenants occupying the Property, and service contracts for the Property, that are located at Seller's offices or at the offices of Seller's property manager for the Property (such documents available for Buyer's review that are located at the offices of Seller or at the offices of Seller's property manager, are collectively referred to as the "Materials"). Seller makes no representations or warranties of any kind whatsoever to Buyer as to the accuracy or completeness of the content of the Materials or any other information delivered to or made available to Buyer pursuant to this Agreement, and Seller shall not have any liability or responsibility to Buyer with respect to the accuracy or completeness of any of the Materials or other information or based upon or arising out of any use Buyer may make of the Materials or other information. Buyer shall have the right to approve or disapprove the Materials in Buyer's sole discretion by delivering written notice thereof to Seller and Escrow Holder on or before 5:00 p.m. Pacific time on the Contingency Date. Buyer's timely notice of disapproval of any of the Materials shall constitute Buyer's election to terminate this Agreement. Buyer's failure to timely disapprove the Materials shall be deemed to constitute Buyer's approval thereof and waiver of this condition. For purposes of this Agreement, the term "Excluded Materials" shall mean any appraisals, internal reports, valuations, other offers or agreements relating to the acquisition or sale of the Property, economic evaluations of the Property, documents pertaining to Seller's entity, reports regarding the Property prepared by Seller or any affiliate of Seller for the internal use or for the information of the investors in Seller, and any other proprietary information not relating to the physical condition of the Property. Buyer acknowledges that it has no right to review any of the Excluded Materials. 7.4 Tenant Estoppel Certificates. Buyer shall have received estoppel certificates ("Tenant Estoppel Certificates") prior to the Closing Date, duly executed by tenants such that Buyer shall have received Tenant Estoppel Certificates from tenants under all of the leases in the Property. The Tenant Estoppel Certificates shall be substantially in the form of Exhibit F or in such other form which a particular

4593201.3 7 tenant is required to execute pursuant to its lease. To the extent received by Seller, Seller shall deliver the original executed Tenant Estoppel Certificates to Buyer no later than two (2) business days prior to the Closing Date; provided, however, if Seller is unable to deliver timely to Buyer the appropriate Tenant Estoppel Certificate executed by the tenant named Bobae Tea, Seller may (but is not obligated to) deliver to Buyer, in lieu thereof, the Tenant Estoppel Certificate executed by Seller on behalf of Bobae Tea to meet the requirement set forth above; any Tenant Estoppel Certificate executed by Seller on behalf of a tenant shall be subject to the limitations contained in Paragraphs 13 and 22.13 and shall be deemed automatically null and void upon the delivery of any Tenant Estoppel Certificate from the tenant for whom Seller delivered the Seller estoppel. 7.5 Representations and Warranties. Subject to any Representation Matters (as defined in Paragraph 13.1) discovered by Buyer or Seller, all representations and warranties of Seller contained in Paragraph 13.1 of this Agreement shall be true and correct in all material respects as of the date made and as of the Close of Escrow with the same effect as if those representations and warranties were made at and as of the Close of Escrow. 7.6 Covenants. By the Closing Date, Seller shall not be in material default in the performance of any material covenant or agreement to be performed by Seller under this Agreement. 7.7 No Material and Adverse Change in Condition. On the Closing Date, the condition of the Property (including, without limitation, the Improvements), with respect to the contingency set forth in Paragraph 7.2, has not materially and adversely changed from the date of Buyer's prior approval of said contingency, and there shall be no material and adverse change in the occupancy of the tenants at the Property since the Contingency Date. The conditions set forth in this Paragraph 7 are solely for the benefit of Buyer and may be waived only by Buyer. Buyer shall at all times have the right to waive any condition. Nothing contained in this Agreement shall require Seller to bring any suit or other proceeding or to pay any substantial sum, to satisfy any of such conditions. If any of the conditions in this Paragraph 7 is not timely satisfied or waived by Buyer, Buyer shall deliver written notice to Escrow Holder and Seller on or before the applicable date relating to such condition and describing the condition that has not been satisfied or waived, and unless such failure is due to a material default by Seller in which case the provisions of Paragraph 15 of this Agreement shall apply, Buyer shall have the right by such notice to terminate this Agreement and the Escrow. If Buyer timely terminates this Agreement in accordance with the foregoing, the Deposit (less the Released Portion and Independent Consideration), or such portion thereof that has theretofore been deposited by Buyer with Escrow Holder (less one-half of any escrow and title cancellation fees and costs) shall either be refunded to Buyer or paid over to Seller as provided herein, all documents deposited into Escrow shall be returned to the party depositing such documents, and neither party shall have any further rights or obligations under this Agreement, except for those rights or obligations which expressly survive the termination of this Agreement. If Buyer does not timely deliver notice of such failed conditions, Buyer shall be deemed to have waived the same. Buyer hereby acknowledges and agrees that, except as otherwise provided under this Agreement, notwithstanding the failure of any condition under this Agreement, the occurrence of the Closing shall constitute conclusive evidence that Buyer has waived any such condition. 8. Conditions Precedent to the Close of Escrow for the Benefit of Seller. The Close of Escrow and Seller's obligations with respect to the transaction contemplated by this Agreement are subject to the timely satisfaction or written waiver of the following conditions precedent for Seller's benefit by the dates designated below:

4593201.3 8 8.1 Buyer's Deliveries. At least one (1) business day prior to the Closing Date, Buyer shall have delivered to Escrow Holder the funds and documents described in Paragraph 9.2. 8.2 Representations and Warranties. All representations and warranties of Buyer contained in Paragraph 13.2 of this Agreement shall be true and correct in all material respects as of the date made and as of the Close of Escrow with the same effect as if those representations and warranties were made at and as of the Close of Escrow. 8.3 Covenants. By the Closing Date, Buyer shall not be in material default in the performance of any material covenant or agreement to be performed by Buyer under this Agreement. The conditions set forth in this Paragraph 8 are solely for the benefit of Seller and may be waived only by Seller. Seller shall at all times have the right to waive any condition. Any such waiver or waivers shall be in writing and shall be delivered to Buyer and Escrow Holder. If any of the conditions in this Paragraph 8 is not satisfied or has not been so waived by Seller prior to the scheduled Closing Date, Seller shall deliver written notice to Buyer describing the condition that has not been satisfied or waived, and if such condition remains unsatisfied as of the scheduled Closing Date, then, subject to the provisions of Paragraph 15 of this Agreement, if applicable, Seller shall have the right to terminate this Agreement and the Escrow by written notice to Buyer and Escrow Holder. If Seller terminates this Agreement in accordance with the foregoing, the Deposit shall be paid over to Seller, all documents deposited into Escrow shall be returned to the party depositing such documents, and neither party shall have any further rights or obligations under this Agreement, except for those rights or obligations which expressly survive the termination of this Agreement. 9. Deliveries to Escrow Holder. 9.1 Deliveries by Seller. At least one (1) business day prior to the Closing Date, Seller shall deposit or cause to be deposited with Escrow Holder the following documents and instruments: 9.1.1 Deed. Seller shall deliver to Escrow Holder a grant deed in the form attached as Exhibit B, duly executed by Seller and acknowledged ("Deed"). 9.1.2 FIRPTA. Seller shall deliver to Escrow Holder a Transferor's Certification of Non-Foreign Status in the form attached as Exhibit C, duly executed by Seller and a California Form RE- 593 duly executed by Seller (collectively, "FIRPTA Certificate"). 9.1.3 Lease Assignment. Seller shall deliver to Escrow Holder four (4) original counterparts of an Assignment and Assumption of Leases in the form attached hereto as Exhibit D ("Lease Assignment"), duly executed by Seller. 9.1.4 General Assignment. Seller shall deliver to Escrow Holder four (4) original counterparts of a General Assignment and Bill of Sale in the form attached hereto as Exhibit E ("General Assignment"), duly executed by Seller. 9.1.5 Tenant Estoppel Certificates. To the extent received by and in the possession of Seller, Seller shall deliver to Escrow Holder original executed Tenant Estoppel Certificates. 9.2 Deliveries by Buyer. At least one (1) business day prior to the Closing Date, Buyer shall deposit or cause to be deposited with Escrow Holder the following:

4593201.3 9 9.2.1 Funds. Buyer shall deliver to Escrow Holder funds which are to be applied toward payment of the Purchase Price in the amounts and at the times designated above in Paragraph 3 (as adjusted by the Proration and Expense Schedule). 9.2.2 Lease Assignment. Buyer shall deliver to Escrow Holder four (4) original counterparts of the Lease Assignment duly executed by Buyer. 9.2.3 General Assignment. Buyer shall deliver to Escrow Holder four (4) original counterparts of the General Assignment duly executed by Buyer. 9.2.4 PCOR. Buyer shall deliver to Escrow Holder a duly executed Preliminary Change in Ownership Report, in a form approved by the Title Company and Seller. 10. Costs and Expenses. If the transaction contemplated by this Agreement is consummated, then Seller shall bear the following costs and expenses: (A) one-half (1/2) of Escrow Holder's fees; (B) all of the documentary transfer taxes payable in connection with the recording of the Deed; (C) the premium for a standard coverage owner's policy of title insurance in the amount of the Purchase Price; and (D) Seller's share of prorations. If the transaction contemplated by this Agreement is consummated, then Buyer shall bear the following costs and expenses: (W) all costs of the Title Policy in excess of the portion of the premium described in (C) above, including any cost attributable to ALTA coverage, if any, the cost of any survey and the cost of any endorsements to the Title Policy; (X) all document recording charges payable in connection with the recording of the Deed; (Y) one-half (1/2) of Escrow Holder's fees; and (Z) Buyer's share of prorations. If, as a result of no fault of Buyer or Seller, Escrow fails to close, Buyer and Seller shall share equally all of Escrow Holder's fees and charges; however, if the transaction fails to close as the result of the default of either party, then such defaulting party shall bear all Escrow Holder's fees and expenses. Buyer shall bear all costs associated with its due diligence inspections regarding the Property. Subject to the provisions of Paragraph 18 below, each party shall bear the cost of its own attorneys and consultants. All other costs and expenses shall be allocated between Buyer and Seller in accordance with the customary practice of the City and County for transactions of this type. 11. Prorations. All revenues and expenses relating to the Property, including without limitation, real property taxes and assessments, utility charges and the like, shall be prorated on an accrual basis as of the Close of Escrow; provided, however, rentals shall be prorated on a cash received basis. Such proration shall be made as of 12:01 A.M. (Pacific time) on the Closing Date (the "Proration Time"). If any rents under any of the leases for space at the Property shall be accrued and unpaid at the Closing Date, the rents collected by Buyer on or after the Closing Date shall first be applied to rents due at the time of such collection on or after the Closing Date, with the balance payable to the Seller to the extent of rents delinquent as of the Closing Date; provided that Buyer shall use commercially reasonable diligent efforts to collect any delinquent rents, but shall not be required to institute any proceeding or incur any material out-of-pocket costs to collect any rents accrued and unpaid on the Closing Date. Seller, at its sole cost, shall be entitled to bring such actions or proceedings against tenants provided that such actions do not affect such tenant's possession. Seller shall pay over to or credit Buyer at Closing all cash security deposits (together with any interest required to be paid thereon) held by Seller pursuant to the leases of tenants at the Property. All tenant improvement costs and allowances and all brokerage commissions and finders fees shall be prorated with respect to all leases and lease modifications entered into between the Execution Date and the Closing Date based on the portion of the lease term that pertains to periods on or after the Closing, with Seller only being responsible for such costs multiplied by a fraction, the numerator of which is the number of days prior to the Closing that Seller has received rent from such tenant under the new lease or lease modification and the denominator of which is the total number of days in such new lease term, and Buyer being solely responsible for the balance of such costs. If the parties are unable to obtain final meter readings from all applicable meters as of the Close of Escrow, such expenses shall be reasonably estimated as of the Close of Escrow on the basis of the prior operating

4593201.3 10 history of the Property. All monthly prorations shall be calculated on actual days of the applicable month and all annual prorations shall be calculated based on a 365-day year. Not less than five (5) business days prior to the Close of Escrow, Seller and Buyer shall agree upon a schedule of expenses and prorations ("Proration and Expense Schedule"). If any prorations, apportionments or computations made under this Paragraph 11 shall require final adjustment because the information is unavailable at the Proration Time, then the parties shall make the appropriate adjustments promptly when accurate information becomes available and either party hereto shall be entitled to an adjustment to correct the same. Such adjustments shall be made as soon as complete and accurate information becomes available, but in all events no later than 180 days after the Closing. Any corrected adjustment or proration shall be paid promptly in cash to the party entitled thereto. The obligations of the parties under this Paragraph 11 shall survive the Close of Escrow for six (6) months and shall not merge with the Deed. 12. Disbursements and Other Actions by Escrow Holder. Upon the Close of Escrow, Escrow Holder shall promptly undertake all of the following in the manner and order set forth. 12.1 Disburse Funds. Escrow Holder shall credit all matters addressed in Paragraphs 3 and 10 and prorate all matters addressed in Paragraph 11 based upon the Proration and Expense Schedule and disburse the balance of the Purchase Price to Seller promptly upon the Close of Escrow and remaining funds, if any, to Buyer. 12.2 Recording. Escrow Holder shall cause the Deed, and any other documents which the parties hereto may mutually direct, to be recorded in the Official Records and obtain conformed copies thereof for distribution to Buyer and Seller. 12.3 Documents to Seller. Escrow Holder shall disburse to Seller two (2) originals of the Lease Assignment, two (2) originals of the General Assignment and one (1) conformed copy of the Deed. 12.4 Documents to Buyer. Escrow Holder shall deliver to Buyer the original FIRPTA Certificate executed by Seller, two (2) originals of the Lease Assignment, two (2) originals of the General Assignment, originals of any Tenant Estoppel Certificates, and one (1) conformed copy of the Deed. 12.5 Title Company. Escrow Holder shall direct the Title Company to issue the Title Policy to Buyer. 13. Representations and Warranties. 13.1 Seller's Representations and Warranties. In consideration of Buyer entering into this Agreement and as an inducement to Buyer to buy the Property, Seller makes the following representations and warranties, each of which is material and is being relied upon by Buyer (and the truth and accuracy of which shall constitute a condition precedent to Buyer's obligations hereunder). 13.1.1 Power. Seller has the legal power, right and authority to enter into this Agreement and the instruments referenced herein, and to consummate the transaction contemplated by this Agreement. 13.1.2 Requisite Action. All requisite action (corporate, trust, partnership or otherwise) has been taken by Seller in connection with entering into this Agreement, the instruments referenced herein, and the consummation of the transaction contemplated by this Agreement. No consent of any partner, shareholder, trustee, trustor, beneficiary, creditor, investor, judicial or administrative body, governmental authority or other party is required for Seller to consummate the transaction contemplated by this Agreement.

4593201.3 11 13.1.3 Individual Authority. The individuals executing this Agreement and the instruments referenced herein on behalf of Seller and the partners of Seller, if any, have the legal power, right, and actual authority to bind Seller to the terms and conditions hereof and thereof. 13.1.4 No Conflict. Neither the execution and delivery of this Agreement and the documents and instruments referenced herein, nor the occurrence of the obligations set forth herein, nor the consummation of the transaction contemplated herein, nor compliance with the terms of this Agreement and the documents and instruments referenced herein conflict with or result in the material breach of any terms, conditions or provisions of, or constitute a default under, any bond, note, or other evidence of indebtedness or any contract, indenture, mortgage, deed of trust, loan, partnership agreement, lease or other agreement or instrument to which Seller is a party or affecting the Property. 13.1.5 Bankruptcy. Seller has not (a) commenced a voluntary case, or had entered against it a petition, for relief under any federal bankruptcy act or any similar petition, order or decree under any federal or state law or statute relative to bankruptcy, insolvency or other relief for debtors, (b) caused, suffered or consented to the appointment of a receiver, trustee, administrator, conservator, liquidator, or similar official in any federal, state, or foreign judicial or non-judicial proceeding, to hold, administer and/or liquidate all or substantially all of its assets, or (c) made an assignment for the benefit of creditors. 13.1.6 Litigation. Except as otherwise disclosed to Buyer in writing, there is no pending, or, to Se governmental action with respect to the Property. 13.1.7 Disclosure. To the best knowledge of Seller, Seller has disclosed all material facts with respect to the Property of which Seller has actual knowledge, and Seller further represents that it has performed a reason place of business for non-privileged documents relevant and material to the condition of the Property and provided a copy of such documents in Seller's possession to Buyer. Notwithstanding the foregoing, Seller is not making and has not made any representation or warranty with respect to all or any matters contained in documents made available or delivered to Buyer in connection with this Agreement. 13.1.8 Encumbrances. Seller has not alienated, encumbered, transferred, mortgaged, assigned, pledged, or otherwise conveyed its interest in the Property or any portion thereof, nor entered into any agreement to do so, and there are no liens, encumbrances, mortgages, covenants, conditions, reservations, restrictions, easements or other matters affecting the Property, except as disclosed in the Preliminary Report or as otherwise disclosed by Seller to Buyer in writing. Seller will not, directly or indirectly, alienate, encumber, transfer, mortgage, assign, pledge, or otherwise convey its interest in the Property or any portion thereof, which is not removed prior to the Close of Escrow, as long as this Agreement is in full force and effect and so long as Buyer is not in default. 13.1.9 Lease Termination and Violations no notice of termination of any of the leases of the Property has been provided by or to Seller or by or to the tenants of the Property, and except as otherwise disclosed to Buyer, there are no current violations of any of the leases of the Property which are, or would with the passage of time, be events of default under such leases. 13.1.10 Other Agreements. To Seller's knowledge, there are no agreements affecting the Property except those which have been disclosed by Seller to Buyer. To Seller's knowledge and except as otherwise disclosed to Buyer in writing, there are no agreements which will be binding on the Buyer or the Property after the Close of Escrow which cannot be terminated on thirty (30) days prior written notice.

4593201.3 12 13.1.11 Non-Foreign Person. Seller is not a foreign person as defined in Internal Revenue Code section 1445(f)(3). 13.1.12 Disclosure of Hazardous Substances. California Health & Safety Code Section 25359.7 requires owners of real property who know, or have reasonable cause to believe, that any release of hazardous substances are located on or beneath the real property to provide written notice of same to the buyer of real property. Other applicable laws require Seller to provide certain disclosures regarding natural hazards affecting the Property. Except as set forth in any environmental reports or studies obtained or conducted by Buyer or delivered to Buyer by Seller, Seller represents and warrants to Buyer that Seller has no actual knowledge with respect to the deposit of hazardous substances on the Property, and Seller agrees to make all disclosures required by law within ten (10) days after the Opening of Escrow. Seller's responsibility and obligations of this paragraph are solely limited to Seller's knowledge of, or Seller's reasonable cause to believe, that hazardous substances have been stored upon or released upon or under the Property. The representations and warranties of Seller set forth in this Paragraph 13.1 shall survive the Close of Escrow for a period of one (1) year, but not thereafter, it being the intention of the parties that all suits or actions for breach of any such representations and warranties must be commenced, if at all, within said one (1) year of the Close of Escrow or they shall be forever barred. Notwithstanding the foregoing, if, prior to the Closing Date, Buyer or Seller should learn, discover or become aware of any existing or new item, fact or circumstance which renders a representation or warranty of Seller set forth herein incorrect or untrue in any material respect (collectively, the "Representation Matter"), then the party who has learned, discovered or become aware of such Representation Matter shall promptly give written notice thereof to the other party and Seller's representations and warranties shall be automatically limited to account for the Representation Matter. If, prior to the Closing Date, Buyer discovers or is notified of a Representation Matter that has a material, adverse impact on the value of the Property, then, subject to Paragraph 15.2 (if applicable), Buyer shall have the right, as its sole remedy to terminate this Agreement and obtain a refund of the Deposit (less the Released Portion and Independent Consideration) by providing written notice thereof to Seller no later than five (5) business days after Buyer learns or is notified of such Representation Matter; provided, however, Buyer shall have no right to terminate this Agreement for any Representation Matter arising from a change in circumstances that is otherwise permitted under this Agreement. Upon such termination, neither party hereunder shall have any further obligations or liabilities under this Agreement except as specifically set forth herein. If Buyer does not timely terminate this Agreement, then Seller's representations and warranties shall be automatically limited to account for the Representation Matter, Buyer shall be deemed to have waived Buyer's right to pursue any remedy for breach of the representation or warranty made untrue on account of such Representation Matter, and the parties shall proceed to the Close of Escrow. 13.2 Buyer's Representations and Warranties. In consideration of Seller entering into this Agreement and as an inducement to Seller to sell the Property, Buyer makes the following representations and warranties, each of which is material and is being relied upon by Seller (and the truth and accuracy of which shall constitute a condition precedent to Seller's obligations hereunder). 13.2.1 Power. Buyer has the legal power, right and authority to enter into this Agreement and the instruments referenced herein, and to consummate the transaction contemplated by this Agreement. 13.2.2 Requisite Action. All requisite action (corporate, trust, partnership or otherwise) has been taken by Buyer in connection with entering into this Agreement and the instruments referenced herein; and, by the Close of Escrow all such necessary action will have been taken to authorize the consummation of the transaction contemplated by this Agreement. By the Close of Escrow no additional consent of any partner, shareholder, trustee, trustor, beneficiary, creditor, investor, judicial or administrative

4593201.3 13 body, governmental authority or other party shall be required for Buyer to consummate the transaction contemplated by this Agreement. 13.2.3 Individual Authority. The individuals executing this Agreement and the instruments referenced herein on behalf of Buyer have the legal power, right, and actual authority to bind Buyer to the terms and conditions hereof and thereof. 13.2.4 No Conflict. Neither the execution and delivery of this Agreement and the documents and instruments referenced herein, nor the occurrence of the obligations set forth herein, nor the consummation of the transaction contemplated herein, nor compliance with the terms of this Agreement and the documents and instruments referenced herein conflict with or result in the material breach of any terms, conditions or provisions of, or constitute a default under, any bond, note, or other evidence of indebtedness or any contract, indenture, mortgage, deed of trust, loan, partnership agreement, lease or other agreement or instrument to which Buyer is a party. 13.2.5 Bankruptcy. Buyer has not (a) commenced a voluntary case, or had entered against it a petition, for relief under any federal bankruptcy act or any similar petition, order or decree under any federal or state law or statute relative to bankruptcy, insolvency or other relief for debtors, (b) caused, suffered or consented to the appointment of a receiver, trustee, administrator, conservator, liquidator, or similar official in any federal, state, or foreign judicial or non-judicial proceeding, to hold, administer and/or liquidate all or substantially all of its assets, or (c) made an assignment for the benefit of creditors. 13.2.6 Prohibited Persons and Transactions. Neither Buyer nor any of its affiliates, nor any of their respective members, and none of their respective officers or directors is, nor prior to Closing or the earlier termination of this Agreement, will they become, a person or entity with whom U.S. persons or entities are restricted from doing business under regulations of the Office of Foreign Asset Control OFAC of the Treasury (including those named on OF y Designated Blocked Persons List) or under any U.S. statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism) or other governmental action and is not and prior to Closing or the earlier termination of this Agreement will not engage in any dealings or transactions with or be otherwise associated with such persons or entities. 13.3 As-Is/Release. AS A MATERIAL INDUCEMENT TO THE EXECUTION AND DELIVERY OF THIS AGREEMENT BY SELLER AND THE PERFORMANCE BY SELLER OF ITS DUTIES AND OBLIGATIONS HEREUNDER, BUYER DOES HEREBY ACKNOWLEDGE, REPRESENT, WARRANT AND AGREE, TO AND WITH THE SELLER, THAT, (A) EXCEPT AS EXPRESSLY SET FORTH IN PARAGRAPH 13.1 AND FOR THE DURATION THEREOF, BUYER IS PURCHASING THE PROPERTY IN AN "AS- CONDITION, WITH ALL FAULTS, AS OF THE DATE OF THE CLOSE OF ESCROW WITH RESPECT TO ANY FACTS, CIRCUMSTANCES, CONDITIONS AND DEFECTS; (B) SELLER HAS NO OBLIGATION TO REPAIR OR CORRECT ANY SUCH FACTS, CIRCUMSTANCES, CONDITIONS OR DEFECTS OR COMPENSATE BUYER FOR SAME; (C) BY THE CLOSE OF ESCROW, BUYER SHALL HAVE UNDERTAKEN ALL SUCH PHYSICAL INSPECTIONS AND EXAMINATIONS OF THE PROPERTY AS BUYER DEEMS NECESSARY OR APPROPRIATE UNDER THE CIRCUMSTANCES, AND THAT BASED UPON SAME, BUYER IS AND WILL BE RELYING STRICTLY AND SOLELY UPON SUCH INSPECTIONS AND EXAMINATIONS AND THE ADVICE AND COUNSEL OF ITS AGENTS AND OFFICERS (AND EXCEPT FOR SELLER'S REPRESENTATIONS AND WARRANTIES EXPRESSLY SET FORTH IN PARAGRAPH 13.1, NOT UPON ANY OTHER REPRESENTATIONS OR WARRANTIES OF SELLER), AND BUYER IS AND WILL BE FULLY SATISFIED THAT THE PURCHASE PRICE IS FAIR AND ADEQUATE CONSIDERATION FOR THE PROPERTY; (D) EXCEPT

4593201.3 14 AS EXPRESSLY SET FORTH IN PARAGRAPH 13.1 AND FOR THE DURATION THEREOF, SELLER IS NOT MAKING AND HAS NOT MADE ANY WARRANTY OR REPRESENTATION WITH RESPECT TO ALL OR ANY PART OF THE PROPERTY (INCLUDING, BUT NOT LIMITED TO, ANY MATTERS CONTAINED IN DOCUMENTS MADE AVAILABLE OR DELIVERED TO BUYER IN CONNECTION WITH THIS AGREEMENT), AND ANY WARRANTY OR REPRESENTATION MADE IN PARAGRAPH 13.1 HAS NOT BEEN MADE AS AN INDUCEMENT TO BUYER TO ENTER INTO THIS ESCROW AND THEREAFTER TO PURCHASE THE PROPERTY OR FOR ANY OTHER PURPOSE; (E) IN FURTHERANCE OF, AND NOT IN LIMITATION OF, THE FOREGOING, SELLER HAS AND HEREBY SPECIFICALLY DISCLAIMS, AND NEITHER IT NOR ANY OTHER PERSON IS MAKING, ANY REPRESENTATION, WARRANTY, ASSURANCE , PROMISE, COVENANT, AGREEMENT OR GUARANTY WHATSOEVER TO BUYER AND NO WARRANTIES, REPRESENTATIONS, ASSURANCES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTEES OF ANY KIND OR CHARACTER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, ARE MADE BY SELLER OR RELIED UPON BY BUYER WITH RESPECT TO THE PROPERTY (OR ANY PORTION THEREOF), THE STATUS OF TITLE TO OR THE MAINTENANCE, REPAIR, CONDITION, DESIGN, LEASING OR MARKETABILITY OF THE PROPERTY, OR ANY PORTION THEREOF; (F) THE FOREGOING DISCLAIMERS OF REPRESENTATIONS, WARRANTIES, ASSURANCES, PROMISES, COVENANTS, AGREEMENTS AND GUARANTEES INCLUDE, BUT ARE NOT LIMITED TO, DISCLAIMERS IN CONNECTION WITH, AND/OR WITH RESPECT TO, THE FOLLOWING MATTERS (ALL OF WHICH ARE HEREBY SPECIFICALLY DISCLAIMED BY SELLER, AND ALL OF WHICH BUYER HEREBY ACKNOWLEDGES IT IS NOT RELYING UPON): (I) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY OR MARKETABILITY, (II) ANY IMPLIED OR EXPRESS WARRANTY OF HABITABILITY OR FITNESS FOR A PARTICULAR PURPOSE, (III) ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS, (IV) ANY RIGHTS OF BUYER UNDER APPROPRIATE STATUTES TO CLAIM DIMINUTION OF CONSIDERATION, (V) ANY CLAIM BY BUYER FOR DAMAGES BECAUSE OF DEFECTS, WHETHER KNOWN OR UNKNOWN, NOW OR HEREAFTER EXISTING, WITH RESPECT TO THE IMPROVEMENTS OR THE PERSONAL PROPERTY RELATING TO THE PROPERTY, (VI) THE FINANCIAL CONDITION OR PROSPECTS OF THE PROPERTY AND, (VII) LEASES OR OCCUPANCY AGREEMENTS WITH RESPECT TO THE PROPERTY OR THE ABILITY TO LEASE THE PROPERTY OR ANY PORTION THEREOF, (VIII) THE COMPLIANCE OR LACK THEREOF OF THE PROPERTY OR ANY PORTION THEREOF (OR THE OPERATION THEREOF) WITH GOVERNMENTAL OR QUASI-GOVERNMENTAL LAWS, RULES, ORDINANCES OR REGULATIONS (INCLUDING, WITHOUT LIMITATION, ANY ZONING LAWS, ORDINANCES OR REQUIREMENTS), (IX) THE NATURE, QUALITY OR PHYSICAL CONDITION OF THE PROPERTY, (X) THE CONSTRUCTION OF THE IMPROVEMENTS OR WHETHER THERE EXISTS ANY CONSTRUCTION DEFECTS THEREIN, (XI) THE WATER, SOIL AND GEOLOGY OF THE PROPERTY OR RELATING THERETO, (XII) THE INCOME TO BE DERIVED FROM THE PROPERTY, (XIII) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH BUYER MAY CONDUCT THEREON, (XIV) THE COMPLIANCE OF OR BY THE PROPERTY (OR THE OPERATION THEREOF) WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY OTHER BODY HAVING JURISDICTION THEREOVER, (XV) THE STATUS OR CONDITION OF ENTITLEMENTS PERTAINING TO THE PROPERTY, (XVI) ANY MATTER REGARDING TERMITES OR WASTES, AS DEFINED BY THE U.S. ENVIRONMENTAL PROTECTION AGENCY REGULATIONS AT 40 C.F.R., (XV) ANY MATTERS RELATING TO HAZARDOUS MATERIALS, HAZARDOUS SUBSTANCES OR ENVIRONMENTAL LAWS, RULES, REGULATIONS OR REQUIREMENTS, AND (XVI) THE ADEQUACY OF PARKING IN CONNECTION WITH THE PROPERTY, AND (G) BY REASON OF ALL OF THE FOREGOING, BUYER SHALL ASSUME THE FULL RISK OF ANY LOSS OR DAMAGE OCCASIONED BY ANY FACT, CIRCUMSTANCE, CONDITION OR DEFECT PERTAINING TO THE PROPERTY, INCLUDING WITHOUT LIMITATION THE PRESENCE OF ANY ASBESTOS CONTAINING MATERIAL,

4593201.3 15 HAZARDOUS, TOXIC OR RADIOACTIVE WASTE, SUBSTANCE OR MATERIALS IN, ON, UNDER OR ABOUT THE PROPERTY, AND BUYER HEREBY EXPRESSLY AND UNCONDITIONALLY WAIVES AND RELEASES SELLER AND ALL OF ITS PARENTS, SUBSIDIARIES, AFFILIATES AND PARTNERSHIPS, OFFICERS, DIRECTORS, PROPERTY MANAGERS, ASSET MANAGERS, MANAGERS, SHAREHOLDERS, PARTNERS, MEMBERS, REPRESENTATIVES, AGENTS AND EMPLOYEES, AND THEIR RESPECTIVE SUCCESSORS, HEIRS AND ASSIGNS AND EACH OF THEM (INDIVIDUALLY AND COLLECTIVELY, THE "RELEASED PARTIES") FROM ANY AND ALL RIGHTS AND CLAIMS AGAINST SELLER AND/OR THE RELEASED PARTIES WITH RESPECT TO THE PROPERTY OR MATTERS RELATING TO THE PROPERTY (INCLUDING WITHOUT LIMITATION (I) THE CONDITION, VALUATION, MARKETABILITY OR UTILITY OF THE PROPERTY, (II) IN CONNECTION WITH ANY LEASES OR OCCUPANCY AGREEMENTS RELATING TO THE PROPERTY, (III) ANY RIGHTS OF BUYER UNDER THE STATE OR FEDERAL COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION AND LIABILITY ACT, AS AMENDED FROM TIME TO TIME, ANY OTHER ENVIRONMENTAL OR HAZARDOUS MATERIAL LAWS OR OTHER SIMILAR LAWS, (IV) IN CONNECTION WITH LATENT, PATENT, ALLEGED OR ACTUAL DESIGN OR CONSTRUCTION DEFICIENCIES OR DEFECTS (WHETHER RESULTING FROM ANY ACTS OR OMISSIONS OF SELLER, ANY SELLER PARTY, ANY PRIOR OWNER OF ALL OR ANY PORTION OF THE PROPERTY, OR ANY OTHER PARTY), AND (VI) ANY OTHER MATTERS REFERENCED IN THIS PARAGRAPH 13.3). BUYER ACKNOWLEDGES AND AGREES THAT THE FOREGOING WAIVER AND RELEASE INCLUDES ALL RIGHTS AND CLAIMS OF BUYER (AND ANY PERSON OR ENTITY CLAIMING BY, OR THROUGH, BUYER) AGAINST SELLER AND/OR ANY OTHER RELEASED PARTIES PERTAINING TO THE PROPERTY, WHETHER HERETOFORE OR NOW EXISTING OR HEREAFTER ARISING, OR WHICH COULD, MIGHT, OR MAY BE CLAIMED TO EXIST, OF WHATEVER KIND OR NATURE, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, LIQUIDATED OR UNLIQUIDATED, EACH AS THOUGH FULLY SET FORTH HEREIN AT LENGTH, WHICH IN ANY WAY ARISE OUT OF, OR ARE CONNECTED WITH, OR RELATE TO, THE PROPERTY. THIS RELEASE INCLUDES CLAIMS OF WHICH BUYER IS PRESENTLY UNAWARE OF WHICH BUYER DOES NOT PRESENTLY SUSPECT TO EXIST WHICH, IF KNOWN BY BUYER, WOULD MATERIALLY AFFECT BUYER'S RELEASE TO SELLER AND/OR THE OTHER RELEASED PARTIES. IN CONNECTION AND TO THE EXTENT PERMITTED BY LAW, BUYER HEREBY AGREES, REPRESENTS AND WARRANTS THAT BUYER REALIZES AND ACKNOWLEDGES THAT FACTUAL MATTERS NOW UNKNOWN TO IT MAY HAVE GIVEN OR MAY HEREAFTER GIVE RISE TO CAUSES OF ACTION, CLAIMS, DEMANDS, DEBTS, CONTROVERSIES, DAMAGES, COSTS, LOSSES AND EXPENSES WHICH ARE PRESENTLY UNKNOWN, UNANTICIPATED AND UNSUSPECTED, AND BUYER FURTHER AGREES, REPRESENTS AND WARRANTS THAT THE WAIVERS AND RELEASES HEREIN HAVE BEEN NEGOTIATED AND AGREED UPON IN LIGHT OF THAT REALIZATION AND THAT BUYER NEVERTHELESS HEREBY INTENDS TO RELEASE, DISCHARGE AND ACQUIT SELLER AND THE OTHER RELEASED PARTIES FROM ANY SUCH UNKNOWN CAUSES OF ACTION, CLAIMS, DEMANDS, DEBTS, CONTROVERSIES, DAMAGES, COSTS, LOSSES AND EXPENSES. THE FOREGOING WAIVERS AND RELEASES BY BUYER SHALL SURVIVE (A) THE CLOSING AND THE RECORDATION OF THE DEED, AND SHALL NOT BE DEEMED MERGED INTO THE DEED UPON ITS RECORDATION, AND/OR (B) ANY TERMINATION OF THIS AGREEMENT.

4593201.3 16 BUYER EXPRESSLY WAIVES THE BENEFITS OF SECTION 1542 OF THE CALIFORNIA CIVIL CODE, WHICH PROVIDES AS FOLLOWS: "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, AND THAT, IF KNOWN BY HIM OR HER WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY." _________________ BUYER'S INITIALS 14. Access. Provided that Buyer is not in default of its obligations under this Agreement, then from and after the Opening of Escrow through the earlier of the termination of this Agreement or the Closing Date, Buyer, its agents, consultants, contractors and subcontractors shall have the right, at reasonable times upon at least 48 hours prior written notice to Seller, subject to the rights of all tenants and occupants of the Property, and provided that Buyer has coordinated with Seller so as to afford Seller a reasonable opportunity to have a representative present at all such times, to enter upon the Property to conduct or make any and all non-intrusive and non-invasive inspections and Tests as may be necessary or desirable, subject to the limitations set forth below in this Paragraph 14. The scope of any analysis which requires physical sampling or any other invasive or intrusive testing of all or any part of the Property shall be subject to: (a) the prior written approval of Seller, which Seller may withhold or condition in its reasonable discretion, (b) Seller's receipt of written evidence that Buyer has procured the insurance required pursuant to this Paragraph 14, and (c) the requirement that Buyer dispose of all such test samples in accordance with applicable law and at no cost or liability to Seller. Nothing herein shall authorize any subsurface testing or drilling on the Property by Buyer or its environmental consultant unless specifically approved in writing by Seller, which Seller may condition or deny in its reasonable discretion. Buyer shall obtain or cause its consultants to obtain (and provide evidence to Seller), at Buyer's sole cost and expense, prior to commencement of any investigative activities on the Property, a policy of commercial general liability insurance covering any and all liability of Buyer and Seller with respect to or arising out of any investigative activities. Such policy of insurance shall be from an insurance company reasonably acceptable to Seller and name Seller as an additional insured and shall be kept and maintained in force during the term of this Agreement and so long thereafter as necessary to cover any claims of damages suffered by persons or property resulting from any acts or omissions of Buyer, Buyer's employees, agents, contractors, suppliers, consultants or other related parties. Such policy of insurance shall have liability limits of not less than Two Million Dollars ($2,000,000.00) combined single limit per occurrence for bodily injury, personal injury and property damage liability. Buyer hereby agrees to provide to Seller, upon request of Seller, a true and complete copy of all tests, reports, studies and the like generated by such vendor in connection with Buyer's inspection of the Property. Buyer shall keep all documents and information received from Seller and/or its agents and the results of all of its inspections, studies, investigations, analysis, reports and the like confidential except as required by law and except for disclosures made to Buyer's agents, consultants and employees. Buyer hereby indemnifies, defends and holds the Property, Seller and their respective officers, directors, shareholders, members, participants, affiliates, employers, representatives, invitees, agents and contractors free and harmless from and against any and all claims, costs, losses, liabilities, damages or expenses arising out of or resulting from such entry by Buyer, its agents, consultants, contractors and subcontractors or Buyer's breach of its obligations under this Paragraph 14. Additionally, Buyer shall immediately, at its sole cost and expense, repair any and all damage arising out of or resulting from such entry and any acts or omissions by Buyer, its agents, employees, consultants, contractors and subcontractors, and shall immediately, at its sole cost and expense, restore the Property to the condition that existed immediately prior to such entry by Buyer, its agents, employees, consultants, contractors and subcontractors. Furthermore, Buyer hereby agrees not to contact any tenants or

4593201.3 17 other occupants of the Property nor any governmental agencies with respect to the Property without Seller's prior written consent, which Seller shall provide in its reasonable discretion. Buyer shall keep the Property free and clear of any mechanics' liens or materialmen's liens related to Buyer's inspection and the other activities contemplated in this Paragraph 14. All of Buyer's obligations set forth in this Paragraph 14 shall survive the Close of Escrow and shall not be merged with the Deed, and shall survive the termination of this Agreement and Escrow prior to the Close of Escrow, and shall not be limited by any provision of this Agreement. 15. Default. 15.1 BUYER'S DEFAULT. IF BUYER FAILS TO COMPLETE THE PURCHASE OF THE PROPERTY AS PROVIDED IN THIS AGREEMENT BY REASON OF ANY DEFAULT OF BUYER, AFTER SELLER GIVES BUYER FIVE (5) DAYS' NOTICE AND AN OPPORTUNITY TO CURE AND BUYER FAILS TO CURE ITS DEFAULT WITHIN THE APPLICABLE CURE PERIOD (WHICH NOTICE AND CURE PROVISION SHALL NOT APPLY IN THE EVENT OF BUYER'S FAILURE TO DEPOSIT OR DELIVER THE BALANCE OF THE PURCHASE PRICE PURSUANT TO PARAGRAPH 3.2 OR DOCUMENTS PURSUANT TO PARAGRAPH 9.2), SELLER'S SOLE REMEDY (EXCEPT AS PROVIDED BELOW) SHALL BE TO TERMINATE THIS AGREEMENT AND RECEIVE THE DEPOSIT AS LIQUIDATED DAMAGES AND SELLER SHALL BE RELEASED FROM ITS OBLIGATION TO SELL THE PROPERTY TO BUYER. BUYER AND SELLER AGREE THAT IT WOULD BE IMPRACTICAL AND EXTREMELY DIFFICULT TO ESTIMATE THE DAMAGES WHICH SELLER MAY SUFFER IN THE EVENT BUYER DEFAULTS HEREUNDER AND FAILS TO COMPLETE THE PURCHASE OF THE PROPERTY AS HEREIN PROVIDED. BUYER AND SELLER THEREFORE AGREE THAT A REASONABLE PRESENT ESTIMATE OF THE NET DETRIMENT THAT SELLER WOULD SUFFER IN THE EVENT OF BUYER'S DEFAULT OR BREACH HEREUNDER IS AN AMOUNT OF MONEY EQUAL TO THE DEPOSIT WHICH SHALL BE THE FULL, AGREED AND LIQUIDATED DAMAGES. THE PARTIES ACKNOWLEDGE THAT THE PAYMENT OF SUCH LIQUIDATED DAMAGES IS NOT INTENDED AS A FORFEITURE OR PENALTY WITHIN THE MEANING OF CALIFORNIA CIVIL CODE SECTIONS 3275 OR 3369, BUT IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO SELLER PURSUANT TO CALIFORNIA CIVIL CODE SECTIONS 1671, 1676 AND 1677. THE FOREGOING SHALL NOT LIMIT SELLER'S REMEDIES WITH RESPECT TO BUYER'S OBLIGATIONS (INCLUDING, WITHOUT LIMITATION, ITS INDEMNIFICATION OBLIGATIONS) UNDER PARAGRAPHS 14 AND 17 OF THIS AGREEMENT AND THE ATTORNEYS' FEES PROVISION SET FORTH IN PARAGRAPH 18 BELOW. _____________________ ____________________ SELLER'S INITIALS BUYER'S INITIALS 15.2 SELLER'S DEFAULT. IF SELLER DEFAULTS UNDER THIS AGREEMENT AND FAILS TO COMPLETE THE PURCHASE AS PROVIDED HEREIN, AFTER BUYER GIVES SELLER FIVE (5) DAYS' NOTICE AND AN OPPORTUNITY TO CURE AND SELLER FAILS TO CURE ITS DEFAULT WITHIN THE APPLICABLE CURE PERIODS, THEN BUYER SHALL BE ENTITLED, AS ITS SOLE AND EXCLUSIVE REMEDY, WHETHER AT LAW OR IN EQUITY, EITHER (A) TO TERMINATE THIS AGREEMENT AND RECOVER THE FULL AMOUNT OF ITS DEPOSIT (INCLUDING THE RELEASED PORTION AND ANY INTEREST ACCRUED UPON THE DEPOSIT) OR (B) IN LIEU OF TERMINATING THE AGREEMENT AND RECOVERING ITS DEPOSIT, BUYER SHALL BE ENTITLED TO PURSUE SPECIFIC PERFORMANCE OF THE CONVEYANCE OF THE PROPERTY WITHOUT RIGHT TO ANY DAMAGES OR OTHER EQUITABLE RELIEF WHATSOEVER, PROVIDED BUYER DEPOSITS

4593201.3 18 WITH ESCROW HOLDER ON OR BEFORE THE SCHEDULED CLOSING DATE (BUT NOT PRIOR TO BUYER PREVAILING ON THE SPECIFIC PERFORMANCE ACTION AND ANY APPLICABLE APPEALS OR APPEAL PERIOD THERETO), THE CASH BALANCE OF THE PURCHASE PRICE, TOGETHER WITH ALL CLOSING DOCUMENTS REQUIRED HEREUNDER FROM BUYER, AND PROVIDED BUYER FILES SUCH SPECIFIC PERFORMANCE ACTION WITHIN SIXTY (60) DAYS FOLLOWING THE SCHEDULED CLOSING DATE AND DILIGENTLY PROSECUTES SUCH ACTION TO COMPLETION. THE FOREGOING SHALL NOT LIMIT BUYER'S REMEDIES WITH RESPECT TO SELLER'S OBLIGATIONS (INCLUDING, WITHOUT LIMITATION, ITS INDEMNIFICATION OBLIGATIONS) UNDER PARAGRAPH 17 OF THIS AGREEMENT AND THE ATTORNEYS' FEES PROVISION SET FORTH IN PARAGRAPH 18 BELOW. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, EXCEPT WITH RESPECT TO BUYER'S ELECTION TO PURSUE AN ACTION FOR SPECIFIC PERFORMANCE OF THE CONVEYANCE OF THE PROPERTY, BUYER SHALL NOT BE ENTITLED TO RECORD A LIEN OR LIS PENDENS AGAINST THE PROPERTY AND BUYER HEREBY WAIVES ANY SUCH RIGHT. ____________________ ____________________ SELLER'S INITIALS BUYER'S INITIALS 16. Notices. Any notice, demand, consent, approval, request, or other communication or document to be provided hereunder to a party hereto shall be in writing and shall be given to such party at its address set forth above or such other address such party may hereafter specify for that purpose by notice to the other party. Each such notice, request, or communication shall, for all purposes, be deemed given and received (a) if given by email, when such email (inclusive of a pdf attachment containing the substantive content of the notice) is transmitted to the email address specified above during normal business hours (i.e. 8:00 a.m. to 5:00 p.m.) and confirmation of complete receipt is received during normal business hours, (b) if hand delivered against receipted copy, when the copy thereof is receipted, (c) if given by a recognized overnight delivery service, the day on which such notice, request, or other communication is actually received, or (d) or if given by certified mail, return receipt requested, postage prepaid, two (2) days after it is posted with the United States Postal Service, to the addresses specified in the Basic Provisions. Notices to Seller shall be directed to Seller and Seller's Counsel and notices to Buyer shall be directed to Buyer and Buyer's Counsel. Notice of change of address shall be given by written notice in the manner detailed in this Paragraph 16. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to constitute receipt of the notice, demand, request or communication sent. 17. Brokers. Upon the Close of Escrow (but not otherwise), Seller shall pay a real estate brokerage commission to Broker with respect to this transaction in accordance with Seller's separate written agreement. Each party hereto agrees to indemnify and hold harmless the other party from and against any and all losses, liens, claims, judgments, liabilities, costs, expenses or damages (including reasonable attorneys' fees and court costs) of any kind or character arising out of or resulting from any agreement, arrangement or understanding (except as set forth above with respect to Broker) alleged to have been made by such party or on its behalf with any broker or finder in connection with this Agreement or transaction contemplated under this Agreement. The foregoing indemnity shall survive the Close of Escrow or the earlier termination of this Agreement and shall not be limited by any provision of this Agreement. 18. Legal Fees. If either Buyer or Seller brings any action, arbitration or suit against the other for any matter relating to or arising out of this Agreement, then the prevailing party in such action or dispute, whether by final judgment or settlement, shall be entitled to recover from the other party all costs and

4593201.3 19 expenses of suit, including actual attorneys' fees. Any judgment or order entered in any final judgment shall contain a specific provision providing for the recovery of all costs and expenses of suit, including actual attorneys' fees incurred in enforcing, perfecting and executing such judgment. For the purposes of this paragraph, such costs shall include, without limitation, in-house or outside attorneys' fees, costs and expenses incurred in the following: (a) postjudgment motions; (b) contempt proceedings; (c) garnishment, levy, and debtor and third party examination; (d) discovery; and (e) bankruptcy litigation. 19. Assignment. Buyer may not assign, transfer or convey its rights or obligations under this Agreement at any time without the prior written consent of Seller, which Seller may withhold in its sole and absolute discretion; provided, however, Buyer may assign this Agreement to a Buyer Affiliate (as defined below) without the requirement of obtaining Seller's prior written consent (but nevertheless requiring at least five (5) business days prior written notice) and satisfy the requirements set forth below. The term "Buyer Affiliate" shall mean any entity of which Buyer is the managing member, managing partner or majority shareholder and owns or controls such entity. Notwithstanding the foregoing, no assignment by Buyer (whether to a Buyer Affiliate or otherwise) shall release Buyer from any of its obligations hereunder, and any assignment by Buyer (even to a Buyer Affiliate) shall require the full assumption by the assignee (on a joint and several basis) of all of Buyer's obligations hereunder, and the assignment and assumption agreement must be delivered to Seller at least five (5) business days prior to the Closing. 20. Damage or Destruction, Condemnation, Insurance. 20.1 Condemnation. If at any time prior to the Closing Date any "material" portion of the Property is condemned or taken by eminent domain proceedings by any public authority, then at Buyer's option, to be exercised within ten (10) days after receipt of notice of such taking, this Agreement shall terminate, and the Deposit (less the Released Portion and Independent Consideration) shall be promptly returned to Buyer, and except as expressly set forth herein, neither party shall have any further liability or obligation to the other hereunder. As used in this Paragraph 20.1, the term "material" shall mean a taking which materially and adversely affects the value or operations of the Property and adversely affects the value of the Property by more than ten percent (10%) of the Purchase Price. Seller shall give Buyer written notice of any taking promptly after Seller obtains knowledge thereof. If less than a material portion of the Property is condemned or taken by eminent domain proceedings or if Buyer does not timely notify Seller in writing of its election to terminate this Agreement, Buyer shall be deemed to have elected not to terminate this Agreement. If Buyer elects or is deemed to have elected not to terminate this Agreement, the parties shall proceed to the Closing without a reduction in the Purchase Price and, upon the Closing, all condemnation proceeds paid or payable to Seller (other than losses pertaining to periods prior to the Closing) shall belong to Buyer and shall be paid over and assigned to Buyer. Seller shall have no obligation to make any repairs to the Property in the event of a condemnation. 20.2 Damage and Destruction. If at any time prior to the Closing Date a material portion of the Property is destroyed or damaged as a result of fire or any other casualty whatsoever, then at Buyer's option, to be exercised within ten (10) days after receipt of notice of such destruction or damage, this Agreement shall terminate, the Deposit (less the Released Portion and Independent Consideration) shall be returned to Buyer, and except as expressly set forth herein, neither party shall have any further liability or obligation to the other hereunder. If Buyer does not timely notify Seller in writing of its election to terminate this Agreement, Buyer shall be deemed to have elected not to terminate this Agreement. For purposes hereof, the term "material" shall be deemed to mean damage which a general contractor (who shall be acceptable to both parties) estimates will cost in excess of $500,000.00 to repair or which will take longer than sixty (60) days to repair. If less than a material portion of the Property is damaged or destroyed or if a material portion is damaged or destroyed and Buyer elects or is deemed to have elected not to terminate this Agreement, the parties shall proceed to the Closing without reduction in the Purchase Price and, upon the Closing, all property insurance proceeds paid or payable to Seller as a result of such casualty shall belong to Buyer and

4593201.3 20 shall be paid over and assigned to Buyer, and Seller shall pay or credit to Buyer the amount equal to the lesser of: (i) the estimated cost of repairing the damage or destruction as reasonably determined by said general contractor and (ii) the deductible which is not paid through property insurance proceeds. Seller shall have no obligation to make any repairs to the Property in the event of a damage or destruction. 21. New Leases and Contracts 21.1 New Leases. Seller hereby agrees that, after the Contingency Date, Seller will not modify, extend or otherwise change any of the terms, covenants or conditions of the leases or enter into new leases affecting the Property without the prior written consent of Buyer, which consent shall not be unreasonably withheld (in the event Buyer has not responded to Seller's written request for consent within three (3) business days after Seller's delivery to Buyer of all pertinent information concerning such lease, obligation or agreement, Buyer shall be deemed to have consented thereto). Seller shall not collect any rent from any tenant of the Property for the period extending beyond the month of the Closing Date. 21.2 Service Contracts. Except as otherwise provided herein, after the Contingency Date, Seller will not extend, renew, modify or replace any of the service contracts without the prior written consent of Buyer. If Buyer does not disapprove any request of Seller regarding a service contract within three (3) business days after Buyer's receipt of such written request, Buyer shall be deemed to have approved such request. 22. Miscellaneous. 22.1 Not an Offer. Seller's delivery of unsigned copies of this Agreement is solely for the purpose of review by the party to whom delivered, and neither the delivery nor any prior communications between the parties shall in any way imply that Seller is under any obligation to enter the transaction which is the subject of this Agreement. The signing of this Agreement by Buyer constitutes an offer which shall not be deemed accepted by Seller unless and until Seller has signed this Agreement and delivered a duplicate original or electronic copy to Buyer. 22.2 Computation of Time Periods. If the date upon which the Contingency Date, the Closing Date or any other date or time period provided for in this Agreement is or ends on a Saturday, Sunday or federal or state legal holiday, then such date shall automatically be extended until 5:00 p.m. Pacific time of the next day which is not a Saturday, Sunday or legal holiday. The term "business day" shall mean any day other than a Saturday, Sunday or legal holiday. 22.3 Captions; Severability. Any captions to, or headings of, the paragraphs or subparagraphs of this Agreement are solely for the convenience of the parties hereto, are not a part of this Agreement, and shall not be used for the interpretation or determination of the validity of this Agreement or any provision hereof. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, but this Agreement shall be reformed and construed and enforced to the maximum extent permitted by applicable law. 22.4 No Obligations to Third Parties. Except as otherwise expressly provided herein, the execution and delivery of this Agreement shall not be deemed to confer any rights upon, nor obligate any of the parties hereto, to any person or entity other than the parties hereto. 22.5 Exhibits and Schedules. The exhibits and schedules attached to this Agreement are incorporated in this Agreement by this reference for all purposes.

4593201.3 21 22.6 Amendment to this Agreement. The terms of this Agreement may not be modified or amended except by an instrument in writing executed by each of the parties hereto. 22.7 Waiver. The waiver or failure to enforce any provision of this Agreement shall not operate as a waiver of any future breach of any such provision or any other provision hereof. 22.8 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California. Seller and Buyer hereby irrevocably submit to the jurisdiction of any state or federal court sitting in the State in any action or proceeding arising out of or relating to this Agreement and hereby irrevocably agree that all claims in respect of such action or proceeding shall be heard and determined in a state or federal court sitting in the State. Buyer and Seller agree that the provisions of this Paragraph 22.8 shall survive the Closing. 22.9 Fees and Other Expenses. Except as otherwise provided herein, each of the parties hereto shall pay its own fees and expenses in connection with this Agreement. 22.10 Entire Agreement. This Agreement (including all Exhibits attached hereto) supersedes any prior agreements, negotiations and communications, oral or written, and contains the entire agreement between, and the final expression of, Buyer and Seller with respect to the subject matter hereof. No subsequent agreement, representation, or promise made by either party hereto, or by or to an employee, officer, agent or representative of either party hereto shall be of any effect unless it is in writing and executed by the party to be bound thereby. 22.11 Successors and Assigns. Subject to the restrictions set forth in Paragraph 19 hereof, this Agreement shall be binding upon and shall inure to the benefit of the permitted successors and assigns of the parties hereto. 22.12 Construction. The parties acknowledge and agree that (A) each party hereto is of equal bargaining strength, (B) each such party has actively participated in the drafting, preparation and negotiation of this Agreement, (C) each such party has consulted with such party's own, independent counsel, and such other professional advisors as such party has deemed appropriate, relating to any and all matters contemplated under this Agreement, (D) each such party and such party's counsel and advisors have reviewed this Agreement, (E) each such party has agreed to enter into this Agreement following such review and the rendering of such advice, (F) any rule of construction to the effect that ambiguities are to be resolved against the drafting parties shall not apply in the interpretation of this Agreement, or any portions hereof, or any amendments hereto, and (G) except as expressly stated to survive the Closing in this Agreement, all terms and provisions of this Agreement shall not survive the Closing and shall be deemed merged with the Deed at Closing. 22.13 Limitation of Liability. Buyer acknowledges and agrees that neither the trustees, shareholders, members, affiliates, officers, directors, investment managers, employees, partners, agents nor advisors of Seller, assume any personal liability for obligations entered into by or on behalf of Seller. Notwithstanding any other provision of this Agreement to the contrary (or any rights that Buyer may have at law or in equity), (a) in no event shall Seller have any liability for lost profits, speculative, special, consequential or punitive damages, (b) in no event will Seller's liability under or otherwise in connection with this Agreement, any documents executed in connection herewith and/or otherwise in connection with the Property exceed the sum of Five Hundred Thousand Dollars ($500,000.00), and (c) Buyer shall have no right to assert any claim against Seller, and Seller shall have no liability to Buyer whatsoever, unless the valid claims for all breaches of Seller collectively aggregate more than Twenty Five Thousand Dollars ($25,000.00). Notwithstanding anything to the contrary contained in this Agreement, Buyer hereby agrees that any action or claim asserted by Buyer against Seller or any of the Released Parties must be filed (if at all)

DocuSign Envelope ID: 328129A4-5AB4-47CC-88E6-7AEF8893987A

and properly served to Seller within one (1) year following the Closing in a court of competent jurisdiction, and Buyer hereby waives any right to bring any such claim or action thereafter. Buyer's remedies prior to Closing shall be limited as set forth in **Paragraph 15.2**. Any and all liability beyond that which may be asserted under this **Paragraph 22.13** is expressly waived and released by Buyer and by all persons claiming by, through or under Buyer. The provisions of this **Paragraph 22.13** shall survive the Closing.

22.14 **Time of the Essence**. All times provided for in this Agreement for the performance of any act will be strictly construed, time being of the essence.

22.15 **Recording**. The parties agree that this Agreement shall not be recorded. If Buyer causes this Agreement or any notice or memorandum thereof to be recorded, this Agreement shall be null and void at the option of Seller.

22.16 **Confidentiality**. Until the Close of Escrow, Buyer will keep confidential the Purchase Price, the other terms of this Agreement, the Materials and all other information concerning the Property (as disclosed, discovered or determined in connection with this transaction); provided, however, Buyer may disclose such information to (a) those employed by Buyer (subject to their agreement to abide by the terms of this paragraph); (b) those who are actively and directly participating in the evaluation of the Property and the negotiation and execution of this Agreement or financing of the purchase of the Property (subject to their agreement to abide by the terms of this paragraph); (c) third parties as required under applicable law; and (d) Buyer's potential financial partners and lenders (subject to their agreement to abide by the terms of this paragraph).

22.17 **Natural Hazard Disclosure**. **Natural Hazard Disclosure**. As of the Closing, to the extent permitted by law, Buyer shall be deemed to have knowingly, voluntarily and intentionally waived the right to the disclosures ("**Natural Hazards Disclosures**") set forth in: (a) California Government Code Section 8589.3 (a special flood area); (b) California Government Code Section 8589.4 (dam failure inundation area); (c) California Government Code Section 51183.5 (earthquake fault zone); (d) California Public Resources Code Section 2621.9 (seismic hazard zone); (e) California Public Resources Code Section 4136 (wildland fire area); and (f) California Public Resources Code Section 2694 (high fire severity area). Buyer acknowledges and represents that it has extensive experience acquiring and conducting due diligence for commercial properties. This waiver by Buyer includes, to the extent permitted by law, any remedies Buyer may have for Seller's nondisclosure of the Natural Hazards Disclosures.

In no way limiting the foregoing waiver by Buyer, Buyer acknowledges that Seller shall employ the services of the Escrow Agent or another third party selected by Seller (as applicable, the "**Natural Hazard Expert**") to examine the maps and other information specifically made available to the public by government agencies for the purposes of enabling Seller to fulfill Seller's disclosure obligations, if any, and to report the result of the Natural Hazard Expert's examination ("**Natural Hazards Report**") to Buyer and Seller in writing. Seller has not verified, and Seller is not obligated to verify, the information contained in the Natural Hazards Report. The Natural Hazards Report fully and completely discharges Seller from Seller's disclosure obligations referred to herein, if and to the extent any such obligations exist, and, for the purpose of this Agreement, the provisions of Section 1103.4 of the California Civil Code regarding non-liability of Seller for errors or omissions not within Seller's personal knowledge shall be deemed to apply and the Natural Hazard Expert shall be deemed to be an expert, dealing with matters within the scope of the Natural Hazard Expert's expertise with respect to the examination and written report regarding the natural hazards referred to above. Seller makes no representation or warranty as to the truth or accuracy of any information contained in the Natural Hazards Report. ANY NATURAL HAZARDS DISCLOSED BY THE NATURAL HAZARDS REPORT MAY LIMIT THE BUYER'S ABILITY TO REDEVELOP OR UTILIZE THE PROPERTY, TO OBTAIN INSURANCE, OR TO RECEIVE ASSISTANCE AFTER A DISASTER. THE MAPS ON WHICH THESE DISCLOSURES ARE BASED ESTIMATE WHERE NATURAL HAZARDS EXIST.

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4593201.3 23 THEY ARE NOT DEFINITIVE INDICATORS OF WHETHER OR NOT THE PROPERTY WILL BE AFFECTED BY A NATURAL DISASTER. BUYER MAY WISH TO OBTAIN PROFESSIONAL ADVICE REGARDING THESE HAZARDS AND OTHER HAZARDS THAT MAY AFFECT THE PROPERTY. 22.18 Section 1101.5 Disclosure. Seller hereby discloses to Buyer that Section 1101.5 of the California Civil Code requires that all noncompliant plumbing fixtures in any commercial real property shall be replaced with water-conserving plumbing fixtures. Pursuant to Section 1101.5(e) of the California Civil Code, Seller hereby discloses to Buyer that the Property may include noncompliant plumbing fixtures. 22.19 Counterparts; Electronic Signatures. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which, together, shall constitute but one and the same instrument. Electronic signatures, including signature delivered in a PDF, jpeg, or other electronic document, shall be deemed binding as originals. 22.20 Exclusivity. Provided that Buyer is not in default of its obligations under this Agreement, Buyer will have an exclusive right to conduct its Tests of the Property (as described in Paragraph 7.2 above), until the earlier of (i) the Contingency Date and (ii) such date, if any, that Buyer notifies in writing to Seller and Escrow Holder of its disapproval of the Tests and the termination of this Agreement. Prior to said time, Seller shall not initiate or complete due diligence or enter into discussions or a contract with any other potential buyer during Buyer's due diligence period. [Signature Page Follows]

4593201.3 24 IN WITNESS WHEREOF, Buyer and Seller have executed this Agreement as of the day and year first written above. BUYER: GD Realty Group Inc., a California corporation By: Name: Position: By: Name: Position: SELLER: 3032 Wilshire Investors LLC, a Colorado limited liability company By: Name: Position: By: Name: Position:

4593201.3 25 ACCEPTANCE BY ESCROW HOLDER ________________________ acknowledges that it has received a fully executed original or original executed counterparts of the foregoing Agreement of Purchase and Sale and Joint Escrow Instructions (the "Agreement") and agrees to act as Escrow Holder under the Agreement and to be bound by and strictly perform the terms thereof as such terms apply to Escrow Holder. Dated: __________, _________ By: Name: Position:

4593201.3 EXHIBIT A LEGAL DESCRIPTION [ATTACHED]

4532580v7 EXHIBIT A LEGAL DESCRIPTION

4593201.3 EXHIBIT B GRANT DEED WHEN RECORDED MAIL TO: MAIL TAX STATEMENTS TO: (Space above this line is for recorder's use) GRANT DEED THE UNDERSIGNED GRANTOR DECLARES: DOCUMENTARY TRANSFER TAX is $___________. CITY TAX $___________. Computed on full value of property conveyed, or Computed on full value less value of liens or encumbrances remaining at time of sale, Unincorporated area: City of _______________, and FOR VALUE RECEIVED, ______________________________ ("Grantor"), hereby grants to __________________________________("Grantee"), that certain real property (the "Property") situated in the City of _______________, County of _____________, State of California, described in Exhibit A attached hereto and incorporated by reference. THE PROPERTY IS CONVEYED TO GRANTEE SUBJECT TO: A. All liens, encumbrances, easements, covenants, conditions and restrictions, whether on- or off-record; B. Any other matters of record and other matters of which Grantee has knowledge or notice; C. All matters which would be revealed or disclosed in an accurate survey or inspection of the Property; D. Liens for taxes on real property not yet delinquent, and liens for any general or special assessments of record against the Property not yet delinquent; and E. All laws, ordinances and governmental rules, regulations and restrictions affecting the Property.

4593201.3 IN WITNESS WHEREOF, the undersigned Grantor has executed this Grant Deed as of _____________, ___________. By: Its:

4593201.3 EXHIBIT "A" TO GRANT DEED LEGAL DESCRIPTION OF PROPERTY [TO BE INSERTED]

4593201.3 ACKNOWLEDGMENT A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document. State of California ) County of _____________________ ) On ____________________, before me, ____________________________, a Notary Public, personally appeared _______________________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument. I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct. WITNESS my hand and official seal. Signature

4593201.3 EXHIBIT C TRANSFEROR'S CERTIFICATION OF NON-FOREIGN STATUS To inform ______________________, a _________________ ("Transferee"), that Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest, the undersigned hereby certifies the following on behalf of the transferor/seller: 1. Transferor is not a foreign corporation, foreign partnership, foreign trust, foreign estate or foreign person (as those terms are defined in the Code and the Income Tax Regulations promulgated thereunder); and 2. Transferor is not a disregarded entity as defined in §1.1445-2(b)(2)(iii); and 3. Transferor's U.S. employer or tax (social security) identification number is ______________; and 4. The office address of Transferor is: ____________________________. Transferor understands that this Certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both. Under penalty of perjury I declare that I have examined this Certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Transferor. Dated: ______________, 20__ TRANSFEROR: _____________________________, a _____________________ By: ________________________ Name: _____________________ Its: ________________________

4593201.3 EXHIBIT D ASSIGNMENT AND ASSUMPTION OF LEASES THIS ASSIGNMENT AND ASSUMPTION OF LEASES ("Assignment") is made this _____ day of __________, _________, by and between ______________________, a ________________("Assignor"), and __________________________________, a ______________________ ("Assignee"). Recitals Assignor and Assignee entered into that certain Agreement of Purchase and Sale and Joint Escrow Instructions, dated as of ___________, _______ (the "Agreement"), respecting the sale of certain "Property" (as defined in the Agreement). Unless otherwise indicated herein, all capitalized terms in this Assignment shall have the meaning ascribed to them in the Agreement. Assignor, as Lessor, and those certain tenants of the Property (collectively, the "Tenants") have entered into leases for space at the Property (collectively, the "Leases") covering certain premises located on the Property. Under the Agreement, Assignor is obligated to assign to Assignee any and all of its right, title and interest in and to all Leases and Tenants' deposits held by Assignor under the Leases (collectively, "Tenant Deposits"). Agreement NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows. Assignor assigns, sells, transfers, sets over and delivers unto Assignee all of Assignor's estate, right, title and interest in and to the Leases and Tenant Deposits and Assignee accepts such assignment; provided, however, that such assignment, sale and transfer shall not include any rights or claims arising prior to the date hereof which Assignor may have against any party under the Leases. Assignee accepts said assignment, sale and transfer and assumes the performance of all of the terms, covenants and conditions imposed upon the landlord under the Leases and with respect to the Tenant Deposits. In the event of the bringing of any action or suit by a party hereto against another party hereunder by reason of any breach of any of the covenants, conditions, agreements or provisions on the part of the other party arising out of this Assignment, then in that event the prevailing party shall be entitled to have and recover of and from the other party all costs and expenses of the action or suit, including actual attorneys' fees and costs.

4593201.3 This Assignment may be executed simultaneously in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument. This Assignment shall be binding upon and inure to the benefit of the successors, assignees, personal representatives, heirs and legatees of all the respective parties hereto. This Assignment shall be governed by, interpreted under, and construed and enforceable in accordance with, the laws of the State of ___________. IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the day and year first written above. ASSIGNEE: __________________________________, a ____________________________ By: Name: Position: By: Name: Position: ASSIGNOR: __________________________________, a _________________ By: Name: Position: By: Name: Position:

4593201.3 EXHIBIT E GENERAL ASSIGNMENT AND BILL OF SALE THIS GENERAL ASSIGNMENT AND BILL OF SALE ("Assignment") is made this _____ day of __________, _________, by and between ______________________, a ______________ ("Assignor"), and __________________, a ______________________ ("Assignee"). Recitals Assignor and Assignee entered into that certain Agreement of Purchase and Sale and Joint Escrow Instructions dated as of __________, ________ (the "Agreement"), respecting the sale of certain "Property" (as described and defined in the Agreement). Unless otherwise indicated herein, all capitalized terms in this Assignment shall have the meaning ascribed to them in the Agreement. Under the Agreement, Assignor is obligated to assign (to the extent assignable) any and all of its right, title and interest (if any) and delegate any and all of its obligations and responsibilities in each of the following to Assignee, but only to the extent solely pertaining to the Property and only to the extent assignable: (a) any and all service contracts, warranties, guarantees, management contracts and bonds, together with all supplements, amendments and modifications thereto, solely relating to the Property ("Contract(s)"); (b) development rights and other intangible rights, titles, interests, privileges and appurtenances owned by Assignor and housed in connection with the Property and its operation (collectively "License(s)"); and (c) all fixtures, fittings, furniture, furnishings, appliances, apparatus, equipment, machinery, building materials, and other items of tangible personal property owned by Assignor and affixed or attached to the Property (all of such properties and assets being collectively called the "Assigned Properties"). Agreement NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows: Assignor assigns, sells, transfers, sets over and delivers unto Assignee (to the extent assignable) all of Assignor's estate, right, title and interest (if any) in and to the Contracts, Licenses and Assigned Properties; provided, however, that such assignment, sale and transfer shall not include any rights or claims arising prior to the date hereof which Assignor may have against any party with respect to the Contracts, Licenses and Assigned Properties. Assignee accepts such assignment and assumes the performance of all of the terms, covenants and conditions imposed upon Assignor with respect to the Contracts, Licenses and Assigned Properties. In the event of the bringing of any action or suit by a party hereto against another party hereunder by reason of any breach of any of the covenants, conditions, agreements or provisions on the part of the other party arising out of this Assignment, then in that event the prevailing party shall be entitled to

4593201.3 have and recover of and from the other party all costs and expenses of the action or suit, including reasonable attorneys' fees. This Assignment shall be binding upon and inure to the benefit of the successors, assignees, personal representatives, heirs and legatees of all the respective parties hereto. This Assignment shall be governed by, interpreted under, and construed and enforceable in accordance with, the laws of the State of California. This Assignment may be executed in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument. IN WITNESS WHEREOF, Assignor and Assignee have executed and delivered this Assignment as of the day and year first above written. ASSIGNEE: a By: Name: Position: By: Name: Position: ASSIGNOR: , a __________________ By: Name: Position: By: Name: Position:

4593201.3 EXHIBIT F FORM OF TENANT ESTOPPEL CERTIFICATE The undersigned, the tenant ("Tenant") under a certain lease agreement dated __________________ between _____________ ("Landlord") and Tenant ("Lease"), certifies as follows: 1. The Lease is presently in full force and affect and unmodified except as set forth on Exhibit A attached hereto. The Lease constitutes the only agreement between the Landlord and Tenant with respect to the premises. 2. The lease term has commenced on _______ [[and full rental is now accruing thereunder]] OR [[rental will commence on _____]]. The Lease term shall end on ____________, 20__. The Tenant has the following options to extend the term: . 3. Tenant has accepted possession of the leased premises under the Lease and [[is paying]] OR [[will pay upon commencement of rental]] $___________ per month as base rental under the Lease. Tenant has not assigned, transferred, or hypothecated its interest under the Lease. 4. No rent under said lease has been paid more than thirty (30) days in advance of its due date. 5. To Tenant's knowledge, as of the date hereof, Tenant has no claim, charge, defense or offset under the Lease against rents or other charges due or to become due thereunder. As of the date hereof, Tenant has not asserted any such offset or credit. To Tenant's knowledge, there are no defaults under the Lease. 6. Tenant has not made any payment to Landlord as a security deposit or rental deposit except any payment expressly provided for in the Lease as follows: $____________. Tenant makes this Certificate with the understanding that Landlord is contemplating selling the property which includes the premises, and Landlord and the potential buyer of the property which includes the premises are each entitled to rely on this Certificate. Dated: ___________, ____ [TENANT] By: Name: Title:

4709040.1 1 SECOND AMENDMENT TO AGREEMENT OF PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS (3032 Wilshire Boulevard, Santa Monica, California) THIS SECOND AMENDMENT TO AGREEMENT OF PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS (this “Second Amendment”), dated as of August 9, 2022 (“Effective Date”), is entered into by and between GD Realty Group, Inc., a California corporation, and/or its permitted assign (“Buyer”), and 3032 Wilshire Investors LLC, a Colorado limited liability company (“Seller”). Recitals A. Buyer and Seller are parties to that certain Agreement of Purchase and Sale and Joint Escrow Instructions, dated as of June 30, 2022 (the “Original Purchase Agreement”), as amended by that certain First Amendment to Agreement of Purchase and Sale and Joint Escrow Instructions, dated as of July 18, 2022 (the "First Amendment", and together with the Original Purchase Agreement, the "Purchase Agreement"), pursuant to which Seller agreed to sell to Buyer, and Buyer agreed to purchase from Seller, that certain real property located at 3032 Wilshire Boulevard, Santa Monica, California 90403, as more particularly described in the Purchase Agreement (the “Property”). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Purchase Agreement. B. Pursuant to Item X. of the Basic Provisions set forth in the Original Purchase Agreement, the Contingency Date deadline was 5:00 p.m. Pacific Time on July 27, 2022. The Contingency Date was later extended to 5:00 p.m. Pacific time on August 9, 2022 pursuant to Section 2 of the First Amendment. C. Prior to Buyer's Contingency Date deadline, the parties now request that the Contingency Date be further extended, by one (1) day, in order to give both parties additional time to finalize Buyer's due diligence period. D. Buyer and Seller therefore desire to amend certain terms of the Purchase Agreement to reflect the foregoing as set forth herein. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer and Seller agree as follows: 1. Reaffirmation. Except as hereby modified and amended, all other terms, provisions, covenants and conditions of the Purchase Agreement are hereby ratified and reaffirmed and shall remain in full force and effect. In the event that there is a conflict between any terms of this Second Amendment and any of the terms set forth in the Purchase Agreement, the terms of this Second Amendment shall control. 2. Contingency Date. The parties have mutually agreed to extend the Contingency Date as described in the Purchase Agreement. Item X. of the Basic Provisions of the Purchase DocuSign Envelope ID: E4924F8C-D2D5-4260-971F-F629C25DF82D

4709040.1 2 Agreement, and all further references thereto, is hereby replaced and amended as follows: X. Contingency Date: 5:00 p.m. Pacific time on August 10, 2022 (the “Contingency Date”). 3. No Further Changes. Except as expressly amended herein, all terms of the Purchase Agreement shall remain unchanged and in full force and effect. 4. Counterparts. This Second Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument and may be delivered by way of email. [SIGNATURES ON FOLLOWING PAGE] DocuSign Envelope ID: E4924F8C-D2D5-4260-971F-F629C25DF82D

DocuSign Envelope ID: E4924F8C-D2D5-4260-971F-F629C25DF82D

4734141.8 1 THIRD AMENDMENT TO AGREEMENT OF PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS (3032 Wilshire Boulevard, Santa Monica, California) THIS THIRD AMENDMENT TO AGREEMENT OF PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS (this "Third Amendment"), dated as of September 30, 2022 ("Effective Date"), is entered into by and between 3032 Wilshire Properties GD LLC, a California limited liability company, as assignee under the Assignment (defined in Recital A below) ("Buyer"), and 3032 Wilshire Investors LLC, a Colorado limited liability company ("Seller"). Recitals A. GD Realty Group, Inc., a California corporation ("Original Buyer") and Seller are parties to that certain Agreement of Purchase and Sale and Joint Escrow Instructions, dated as of June 30, 2022 (the "Original Purchase Agreement"), as amended by that certain First Amendment to Agreement of Purchase and Sale and Joint Escrow Instructions, dated as of July 18, 2022 (the "First Amendment"), and as further amended by that certain Second Amendment to Agreement of Purchase and Sale and Joint Escrow Instructions, dated as of August 9, 2022 (the "Second Amendment", and together with the Original Purchase Agreement and First Amendment, the "Purchase Agreement"), pursuant to which Seller agreed to sell to Original Buyer, and Original Buyer agreed to purchase from Seller, that certain real property located at 3032 Wilshire Boulevard, Santa Monica, California 90403, as more particularly described in the Purchase Agreement (the "Property"). Pursuant to that certain Assignment and Assumption of Real Estate Purchase Agreement and Escrow Instructions, dated September 14, 2022 (the "Assignment"), Original Buyer assigned all of its right, title and interest under the Purchase Agreement to Buyer, subject to the terms, covenants and conditions of the Purchase Agreement. Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Purchase Agreement. B. Pursuant to Item X. of the Basic Provisions set forth in the Original Purchase Agreement, the Contingency Date deadline was originally 5:00 p.m. Pacific Time on July 27, 2022. The Contingency Date was later extended to 5:00 p.m. Pacific time on August 9, 2022 pursuant to Section 2 of the First Amendment. Subsequently, the Contingency Date was further extended to 5:00 p.m. Pacific time on August 10, 2022 pursuant to Section 2 of the Second Amendment. C. On August 10, 2022, Original Buyer provided written notice to Seller regarding Original Buyer's approval of (i) Seller's Title Notice as defined in Paragraph 7.1 of the Purchase Agreement, (ii) the Tests as defined in Paragraph 7.2 of the Purchase Agreement, and (iii) the Materials as defined in paragraph 7.3 of the Purchase Agreement. D. Pursuant to Item XI. of the Basic Provisions set forth in the Original Purchase Agreement, the Closing Date shall be sixty (60) days following the Contingency Date. Because the Contingency Date was extended to August 10, 2022 per the Second Amendment, the Closing Date is scheduled to be on Monday, October 10, 2022 (which is the next business day after Sunday, October 9, 2022, the date that is 60 days following the August 10, 2022 Contingency Date). DocuSign Envelope ID: 4494F5D2-D6B9-4B44-80FA-05FEB0DDF5BA

4734141.8 2 E. The last paragraph of Paragraph 13.1 of the Purchase Agreement provides, in part, that "if, prior to the Closing Date, Buyer or Seller should learn, discover or become aware of any existing or new item, fact or circumstance which renders a representation or warranty of Seller set forth herein incorrect or untrue in any material respect (collectively, the "Representation Matter"), then the party who has learned, discovered or become aware of such Representation Matter shall promptly give written notice thereof to the other party and Seller's representations and warranties shall be automatically limited to account for the Representation Matter." In accordance with the foregoing, on or about September 9, 2022, Seller provided written notice to Original Buyer that one of the elevators (as depicted in Exhibit A attached hereto and made a part hereof, the "Rear Elevator"), which services the parking lot entrance to the 2nd floor retail space at the Property, is damaged and has been out of order (the "Elevator Damage") and that Seller has been working diligently to get the issue resolved as quickly as possible. F. Buyer now desires to try and close the acquisition of the Property prior to the scheduled Closing Date and Seller is willing to accommodate same so long as the repair of the Rear Elevator can be completed post-closing through certain Seller funds to be held in an escrow holdback following Closing. Buyer and Seller therefore desire to amend certain terms of the Purchase Agreement to reflect the foregoing and the contemplated resolution of the Rear Elevator issue as set forth herein. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer and Seller agree as follows: 1. Reaffirmation. Except as hereby modified and amended, all other terms, provisions, covenants and conditions of the Purchase Agreement are hereby ratified and reaffirmed and shall remain in full force and effect. Original Buyer, as a signatory to this Third Amendment, acknowledges and agrees that pursuant to and in accordance with Paragraph 19 (Assignment) of the Purchase Agreement, and notwithstanding Original Buyer's assignment of all of its right, title and interest under the Purchase Agreement to Buyer, Original Buyer has not been released from any of its obligations under the Purchase Agreement and both Original Buyer and Buyer shall remain jointly and severally liable for all of Buyer's obligations under the Purchase Agreement. In the event that there is a conflict between any terms of this Third Amendment and any of the terms set forth in the Purchase Agreement, the terms of this Third Amendment shall control. 2. Seller's Disclosure of Representation Matter. Buyer hereby acknowledges that it previously received Seller's sufficient written notice regarding the Elevator Damage in accordance with Paragraph 13.1 of the Purchase Agreement. 3. Service Contract and Escrow Holdback. Prior to the Closing Date, Seller shall enter into a service contract ("Service Contract") with Schindler Elevator Corporation or its affiliate ("Vendor") for the repair of the Elevator Damage and Seller shall holdback such sums in connection with the Elevator Damage repair work as are provided herein below. The Service Contract shall be substantially similar to the "Upgrade Order Agreement" provided by Vendor in the form attached hereto as Exhibit B, which represents Vendor's price estimate for repair of the Elevator Damage. With reference to Paragraph 21.2 (Service Contracts) of the Purchase Agreement, Buyer hereby provides its prior written consent for Seller to enter into said Service DocuSign Envelope ID: 4494F5D2-D6B9-4B44-80FA-05FEB0DDF5BA

4734141.8 3 Contract and Buyer acknowledges and agrees that at Closing, the Service Contract shall not be assigned from Seller to Buyer and shall not be included in the General Assignment (as defined in Paragraph 9.1.4 of the Purchase Agreement, which shall be entered into between Seller and Buyer and delivered to the Escrow Holder prior to the Closing Date). Notwithstanding anything to the contrary in the Purchase Agreement, Seller and Buyer hereby authorize Escrow Holder at Closing to retain from Seller's net proceeds of the Purchase Price, an amount equal to One Hundred Thousand Dollars ($100,000) to complete the repair of the Elevator Damage ("Holdback Funds") and to transfer the Holdback Funds into a segregated holdback escrow account (Escrow No. 22000110896A) (the "Escrow Holdback") and Seller and Buyer agree to enter into such escrow agreement (the "Escrow Holdback Agreement") substantially in accordance with the form attached hereto as Exhibit C. The Holdback Funds shall be held by Escrow Holder pursuant to the Escrow Holdback Agreement for the Repair Period (as defined in Section 6 below) (subject to the periodic release to Seller, as provided in Section 5 below); provided, however, that if there is a pending Disbursement Notice (as defined in Section 5 below) (i.e., Seller has delivered the Disbursement Notice but the relevant funds from the Escrow Holdback have not been disbursed to Seller or an objection is pending with respect to the same) at the expiration of the Repair Period, Escrow Holder shall continue to hold the amount claimed by Seller until resolution of such claim. Upon Closing and the full execution of the Escrow Holdback Agreement, Escrow Holder will remit to itself from the Escrow Holdback a one-time, non-refundable $1,000.00 fee ("Escrow Fee") for the Escrow Holdback, provided that Buyer shall be responsible for the Escrow Fee if Buyer is in default hereunder or under the terms of the Escrow Holdback Agreement. The Escrow Fee shall be deemed earned upon Closing and the full execution of the Escrow Holdback Agreement. 4. Buyer's Agreements regarding Escrow Holdback. Buyer hereby acknowledges that (i) the holdback of the Holdback Funds in accordance herewith shall supersede any obligation on the part of Seller (if any) to assign all or a portion of any insurance claim or insurance proceeds with respect to the Elevator Damage, and Seller shall retain all rights to pursue any claim and to receive any insurance proceeds therefrom following the Closing Date, (ii) intentionally omitted, (iii) Buyer shall waive and relinquish any rights to receive or use any such insurance proceeds of Seller, and Buyer shall reasonably cooperate, upon request, with Seller in connection with Seller's pursuit of any rights to any insurance proceeds (but at no material out-of-pocket cost to Buyer), (iv) any rebate or discount agreed to be provided by the Vendor in connection with the Service Contract charges shall be payable directly by Vendor to Seller or deducted from Vendor's charges, (v) upon the deposit of the Holdback Funds in the Escrow Holdback, Buyer will not be entitled to a credit, re-proration or purchase price adjustment due to or in connection with the Elevator Damage and/or repair costs related to the Elevator Damage (the "Repair Costs"), provided that Seller agrees that if the actual Repair Costs (and the Escrow Fee) are higher than the Holdback Funds, then Seller shall be financially responsible for funding same except to the extent that such increased Repair Costs arise out of the failure of Buyer to perform its obligations pursuant to this Third Amendment (collectively, "Repair Costs Overrun Obligation"), (vi) in no event shall Buyer have the right to terminate the Purchase Agreement in accordance with Paragraph 7.7 or any other provision therein as a result of the Elevator Damage, (vii) during the Repair Period, Buyer shall grant Seller and Vendor access to the Rear Elevator (and any other areas of the Property that Vendor will need to access in order to repair the Rear Elevator) during normal business hours and Seller shall be permitted to have one or more representatives present at the Property to observe Vendor's repair and inspections of the Rear Elevator, provided that Seller or Vendor shall give DocuSign Envelope ID: 4494F5D2-D6B9-4B44-80FA-05FEB0DDF5BA

4734141.8 4 Buyer at least one (1) Business Day advance written notice regarding any scheduled dates and times in which Vendor desires to have one or more employees at the Property to repair and service the Rear Elevator, (viii) Seller shall periodically update Buyer as to the progress of Vendor's repair of the Rear Elevator, (ix) during the Repair Period, Buyer shall use commercially reasonable efforts to ensure the safety and security of the Rear Elevator such that it remains out of service and closed off to public use and that any parts or materials relating to the repair of the Rear Elevator remain covered and secured from any weather elements, threat of theft and any other common risks that would pose any threat of harm or damage to persons or property, (x) Buyer shall use commercially reasonable efforts to follow any written instructions or recommendations received from Vendor to secure the Rear Elevator and the area surrounding it and to assist with Vendor's repair of the Rear Elevator and Seller's coordination of same, and (xi) certain property and liability insurance relating to the Property is required under Section 9 of the Service Contract and because Seller will no longer be in control of the Property after Closing, Buyer hereby covenants that from Closing and until the end of the Repair Period, Buyer shall maintain such required insurance and shall add Seller and maintain Seller as an additional insured under each insurance policy required in order to comply with the Service Contract's insurance requirements. Buyer hereby indemnifies and holds Seller and Seller's officers, directors, shareholders, members, participants, affiliates, employees, representatives, and agents (collectively, "Seller Parties") harmless from and against any and all claims, liens, damages, demands, causes of action, liabilities, lawsuits, judgments, losses, costs and expenses (including but not limited to reasonable attorneys' fees and expenses) asserted against or incurred by Seller or Seller Parties arising out of the failure of Buyer to perform its obligations pursuant to this Section 4, except to the extent of Seller or Seller Parties' own negligence or willful misconduct. The foregoing indemnity shall survive the Repair Period and shall not be limited by any provision of the Purchase Agreement. 5. Disbursement of Holdback Funds. The Holdback Funds shall be used to reimburse Seller for documented Repair Costs relating to the Service Contract incurred by Seller prior to and following the Closing Date ("Repair Costs") in accordance with the Service Contract. To receive some or all of the Holdback Funds, Seller may make written requests (a "Disbursement Notice") for disbursement to Escrow Holder (with a copy to Buyer), which Disbursement Notice shall specify the amount of Repair Costs for which Seller is seeking reimbursement, accompanied by written invoices (or other reasonably acceptable documentation) evidencing prior payment by Seller of outstanding amounts due to Vendor. If Buyer reasonably objects to a Disbursement Notice (or the Repair Costs described therein), Buyer shall provide Seller and Escrow Holder written notice of such objection (including reasonable details for the basis of such objection) on or prior to the date which is five (5) business days following Seller's delivery of such Disbursement Notice, and if Buyer timely provides such written objection, Escrow Holder shall hold such Holdback Funds requested by such Disbursement Notice until (i) Seller and Buyer issue a joint direction to Escrow Holder directing Escrow Holder to pay the amount set forth in the Disbursement Notice to Seller (or portion thereof), or (ii) Escrow Holder receives a final order of a court of competent jurisdiction in Los Angeles County directing Escrow Holder to pay the amount set forth in the Disbursement Notice to the applicable party(ies). If Seller submits a Disbursement Notice and Buyer fails to timely object or Buyer provides to Escrow Holder written consent to the disbursement, Escrow Holder shall then immediately disburse the amount set forth in such Disbursement Notice to Seller or directly to the Vendor (as requested by Seller), without requiring further review, approval or instructions from Buyer or Seller. DocuSign Envelope ID: 4494F5D2-D6B9-4B44-80FA-05FEB0DDF5BA

4734141.8 5 6. Completion of Repair. No later than two (2) Business Days after Escrow Holder is notified in writing by Seller (with a copy to Buyer) regarding Vendor's completion and final inspection of the Elevator Damage repair and receipt of any required elevator permit from the applicable governmental authority ("Completion of Repair"), Escrow Holder shall release and disburse any then-remaining Holdback Funds (including any accrued interest, if applicable) to Seller (taking into account the prior deduction of the Escrow Fee from the Holdback Funds) without the need for any further instruction or authorization. Notwithstanding the foregoing, if the Completion of Repair fails to occur within one hundred eighty (180) days after the Closing (the "Repair Period"), subject to delays due to force majeure, then so long as such failure is not due to any fault of Buyer, all remaining Holdback Funds (including any accrued interest, if applicable) remaining in the Escrow Holdback that are not subject to a pending Disbursement Notice (i.e., Seller has delivered the Disbursement Notice but the relevant funds from the Escrow Holdback have not been disbursed to Seller or an objection is pending with respect to the same) shall be disbursed by Escrow Holder to Buyer after (i) Escrow Holder deducts from the Escrow Holdback and disburses to Seller the amount of money necessary to reimburse Seller for all Repair Costs that have not been previously disbursed (after Seller provides Escrow Holder with written invoices or other reasonably acceptable documentation evidencing the payment by Seller of any expenses under the Service Contract, including, without limitation, any payment made by Seller upon acceptance of the Service Contract proposal prior to Closing), and (ii) Escrow Holder takes into account the prior deduction of the Escrow Fee from the Holdback Funds; and at such time, Buyer shall then proceed to finalize the Completion of Repair and Seller shall have no further responsibility whatsoever for the repair or any subsequent maintenance of the Rear Elevator except to the extent of its Repair Costs Overrun Obligation (as defined in Section 4 above). 7. Counterparts. This Third Amendment may be executed in one or more counterparts (including .PDF), each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument and may be delivered by way of email. [SIGNATURES ON FOLLOWING PAGE] DocuSign Envelope ID: 4494F5D2-D6B9-4B44-80FA-05FEB0DDF5BA

4734141.8 [SIGNATURE PAGE FOR THIRD AMENDMENT] IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as of the Effective Date. BUYER: SELLER: 3032 WILSHIRE PROPERTIES GD LLC, a California limited liability company By: Name: Arash Danialifar Position: Manager Acknowledged and agreed to by Original Buyer: ORIGINAL BUYER: GD REALTY GROUP, INC, a California corporation By: Name: Arash Danialifar Position: President 3032 WILSHIRE INVESTORS LLC, a Colorado limited liability company By: _________________________________ Name: Matthew Schreiber Position: Authorized Signatory DocuSign Envelope ID: 4494F5D2-D6B9-4B44-80FA-05FEB0DDF5BA

4734141.8 [SIGNATURE PAGE FOR THIRD AMENDMENT] ACCEPTANCE BY ESCROW HOLDER Stewart Title Guaranty Company acknowledges that it has received a fully executed copy or original executed counterparts of the foregoing Third Amendment and agrees to be bound by and strictly perform the terms thereof as such terms apply to Escrow Holder. Dated: __________, 2022 STEWART TITLE GUARANTY COMPANY By: Name: Andrea Mendoza Position: Commercial Escrow Officer DocuSign Envelope ID: 4494F5D2-D6B9-4B44-80FA-05FEB0DDF5BA

4734141.8 Exhibit A-1 EXHIBIT A Depiction of Rear Elevator (circled in red) per Property's Floor Plans DocuSign Envelope ID: 4494F5D2-D6B9-4B44-80FA-05FEB0DDF5BA

4734141.8 Exhibit B-1 EXHIBIT B ELEVATOR DAMAGE REPAIR ESTIMATE FROM VENDOR [Attached.] DocuSign Envelope ID: 4494F5D2-D6B9-4B44-80FA-05FEB0DDF5BA

Page 1 of 5 RHAS-CDMVD5 2022.1.1 Schindler Elevator Corporation 16450 Foothill Blvd. Suite 200 Sylmar, CA 91342-1036 Phone: 818-336-3009 Fax: 818-336-3076 UPGRADE ORDER AGREEMENT Date: 05/05/2022 Estimate Number: RHAS-CDMVD5 (2022.1.1) To: 3032 Wilshire 3032 Wilshire Blvd Santa Monica, CA 90405 Customer: 3032 Wilshire 3032 Wilshire Blvd Santa Monica, CA 90405 Attn: Property Manager Schindler hereby proposes to furnish and install the following with respect to the equipment located at the above building: Pit Water Damage - 1 Elevator After attempting to replace the elevator packings that are failing the crew surveyed and determined that the pistons have rusted due to water saturation and will need to be replaced. The feedline, rupture valve, shutoff valve, and pistons are showing significant signs of rust and this equipment will need to be replaced to eliminate failure of the pressurized system and extended downtime. Further to that, the remaining hoistway equipment is also showing signs of rust from the top floor to the bottom, including on top of the elevator. Schindler will provide labor and material to perform the following scope of work during normal working hours of the elevator trade:  Prep work area for installation  Raise, hang, and secure the elevator  Remove and store oil from the system  Remove the dual high pressure hydraulic feedline, rupture valve, shutoff valve & cylinder assembly  Provide and install new feedline, rupture valve, shutoff valve & cylinder assembly  Replace & replenish oil as needed  Clean, remove, and protect against further rusting throughout the hoistway  Perform required load test DocuSign Envelope ID: 4494F5D2-D6B9-4B44-80FA-05FEB0DDF5BA

Page 2 of 5 RHAS-CDMVD5 2022.1.1  Clean work area and return the elevator to service Note: Any and all permits as required by the elevator division including inspection and testing are covered under the scope of this agreement. Labor: $65,370.00 Material: $33,405.00 Less Discount: ($40,000.00) Price: $58,775.00, plus applicable taxes. (Quotations valid for 30 days; price based upon work during regular working hours of regular working days.) *Financing available (see below) Payment: 50% of the price is due upon acceptance of this proposal; 40% of the price is due as work progresses within 30 days of invoice; Balance due upon completion, within 30 days of invoice. Schindler reserves the right not to source material or schedule labor for the above quoted work until initial payment has been received. Schindler retains title to any equipment furnished hereunder until final payment is made. Late or non-payment will result in assessment of interest charged at a rate of 1 1/2% per month or the highest legal rate available, and any attorneys' fees, expenses, and costs of collection. The customer understands that this is a fixed price proposal. Supporting documentation for materials and/or labor shall not be a condition precedent for payment in full to be made to Schindler. Available Financing: Schindler understands that the cost of capital improvements can put a strain on a property’s budget. For this reason, Schindler has teamed with leading financial organizations (Lender) in an effort to help our customers sort through the best options to fund these capital improvements. The financing is done directly between the Lender and you, our customer. In return, Schindler requires that you enter into a new 5-year maintenance agreement with Schindler. Often times, other building systems will need upgrades as a part of the elevator or escalator improvements. The cost of the related work can be rolled into the total finance package with the Lender. As an example, if you finance $25,000.00 for 60 months, your monthly payment would be approximately $510.00 plus any applicable state and federal tax. The monthly finance payment is an approximation and will be finalized between you and the Lender. Financing is subject to the borrower’s qualifications, including income, property evaluation, sufficient equity and final credit approval. Approvals are subject to underwriting guidelines, interest rates, and program guidelines. Loans are subject to change without notice based upon eligibility and market conditions. This is not a commitment to make a loan as financing options are subject to credit checks and approval. This program is offered and provided through third-party financial organizations and are dependent upon those entities’ rules, regulations, and restrictions. If the maintenance agreement is cancelled for any reason prior to the 60-month term, all remaining balances become due immediately. DocuSign Envelope ID: 4494F5D2-D6B9-4B44-80FA-05FEB0DDF5BA

Page 3 of 5 RHAS-CDMVD5 2022.1.1 Your sales representative will be happy to facilitate the process moving forward if you are interested in our financing option. The finance credit approval form can be found attached to this document. References as to credit must be furnished and be acceptable to Schindler Elevator Corporation. Please provide the following information with regard to payment for work under the enclosed Repair Contract: Name of Insurance Company: Agent’s Name: Telephone Number: Source of other guaranteed financing: DocuSign Envelope ID: 4494F5D2-D6B9-4B44-80FA-05FEB0DDF5BA

Page 4 of 5 RHAS-CDMVD5 2022.1.1 The attached terms and conditions are incorporated herein by reference. Acceptance by you as owner’s agent or authorized representative and subsequent approval by our authorized representative will be required to validate this agreement. Proposed: Accepted: By: Ryan Haines By: For: Schindler Elevator Corporation For: 3032 Wilshire Title: Sales Representative Title: Date: 5/5/2022 Date: Approved: By: Denis Davis Title: General Manager Service Date: DocuSign Envelope ID: 4494F5D2-D6B9-4B44-80FA-05FEB0DDF5BA

Page 5 of 5 RHAS-CDMVD5 2022.1.1 TERMS AND CONDITIONS 1. Any changes to the building to meet local or state codes are to be made by Purchaser. Any changes in the Work required due to building conditions discovered in the performance of the Work will be paid by Purchaser. 2. No work, service materials or equipment other than as specified hereunder is included or intended. This proposal is based upon performing the work described above in accordance with the requirements of the authorities having jurisdiction. This proposal does not include any work other than that specifically enumerated herein, or repair or replacement of retained apparatus other than as described above. If any additional repairs or replacements are required after further examination of conditions encountered in the performance of the work, or by the authorities having jurisdiction, we will provide a supplemental proposal at that time. 3. Purchaser retains its normal responsibilities as Owner of the equipment which is subject of this Agreement. 4. Schindler will not be liable for damages of any kind, in excess of the Price of this Agreement, nor in any event for special, indirect, consequential or liquidated damages. 5. Any cutting and patching is by others and not included in this work. 6. Neither party shall be responsible for any loss, damage, detention or delay caused by labor trouble or disputes, strikes, lockouts, fire, explosion, theft, lightning, wind storm, earthquake, floods, epidemics, pandemics, storms, riot, civil commotion, malicious mischief, embargoes, shortages of materials or workmen, unavailability of material from usual sources, government priorities or requests or demands of the National Defense Program, civil or military authority, war, insurrection, failure to act on the part of either party's suppliers or subcontractors, orders or instructions of any federal, state, or municipal government or any department or agency thereof, acts of God, or by any other cause beyond the reasonable control of either party. Dates for the performance or completion of the work shall be extended by such delay of time as may be reasonably necessary to compensate for the delay. 7. We warrant that the work will comply with the specifications and that there will be no defects in materials or workmanship for one year after completion of the work or acceptance thereof by beneficial use, whichever is earlier. Our duty under this warranty is to correct nonconformance or defect at our expense within a reasonable time after the receipt of notice. THE EXPRESS WARRANTIES CONTAINED HEREIN ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. Purchaser's remedies hereunder are exclusive. 8. Purchaser agrees to defend, indemnify and hold Schindler harmless from and against any claims, lawsuits, demands, judgments, damages, costs and expenses arising out of this Agreement except to the extent caused by or resulting from the sole and direct fault of Schindler. 9. For non-maintenance contract customers, Customer hereby agrees, without limitation, to defend, indemnify, release and hold harmless Schindler and its employees, affiliates, divisions, parent entities, predecessors and successors, representatives and agents from and against all claims, liabilities, losses, injuries, death, damages, fines, penalties, payments, costs, and expenses (including reasonable attorneys’ fees and expenses) arising out of or relating to the Work performed by Schindler under this Agreement. INSURANCE: At a minimum, Customer shall provide to Schindler, insurance coverages as set forth within, and a certificate of insurance evidencing such coverage: Comprehensive General Liability (including Products Liability, Completed Operations, Broad Form Property damage, and Blanket Contractual Liability) in the amounts of $2M per occurrence, $5M aggregate. Schindler Holding, Ltd., Schindler Elevator Corporation, and Schindler Enterprises, Inc. shall be named as additional insureds on the above referenced policies, pursuant to ISO Form CG 2010 11/85, and shall appear as such on the Certificate of Insurance. Insurance shall provide a waiver of subrogation in favor of the entities named as additional insureds. Insurance shall be primary over any other valid and collectible insurance. Any deductible / retention is the responsibility of the Named Insured. 10. Any proprietary material, information, data or devices contained in the equipment or work provided hereunder, or any component or feature thereof, remains our property. This includes, but is not limited to, any tools, devices, manuals, software, modems, source/ access/ object codes, passwords. In the event Schindler’s maintenance obligation is terminated, the Schindler Ahead features ("SA") (if applicable) will be deactivated and Schindler reserves the right to remove the Schindler Ahead hardware. If Schindler is no longer the maintenance provider, Customer is responsible for obtaining alternative telephone service for the elevator phones. 11. In the event of governmental changes to applicable tariffs, tax rates, including but not limited to sales tax, use tax, excise tax, privilege tax, transaction tax and similar changes, or loss of tax exempt status, Schindler reserves the rights to adjust the contract price accordingly to account for all additional cost impacts. DocuSign Envelope ID: 4494F5D2-D6B9-4B44-80FA-05FEB0DDF5BA

Exhibit C-1 EXHIBIT C ESCROW HOLDBACK AGREEMENT THIS ESCROW HOLDBACK AGREEMENT (this "Agreement") is made as of __________________, 2022 (the "Effective Date"), by and among 3032 WILSHIRE INVESTORS LLC, a Colorado limited liability company ("Seller"), and 3032 WILSHIRE PROPERTIES GD LLC, a California limited liability company, as assignee under the Assignment (defined in Recital A) ("Buyer"), and accepted and agreed to by STEWART TITLE GUARANTY COMPANY ("Escrow Holder"). RECITALS A. GD Realty Group, Inc., a California corporation ("Original Buyer") and Seller are parties to that certain Agreement of Purchase and Sale and Joint Escrow Instructions, dated as of June 30, 2022 (the "Original Purchase Agreement"), pursuant to which Seller agreed to sell to Original Buyer, and Original Buyer agreed to purchase from Seller, that certain real property located at 3032 Wilshire Boulevard, Santa Monica, California 90403, as more particularly described in the Original Purchase Agreement (the "Property"). The Original Purchase Agreement was amended by that certain First Amendment to Agreement of Purchase and Sale and Joint Escrow Instructions, dated as of July 18, 2022 (the "First Amendment"), and further amended by that certain Second Amendment to Agreement of Purchase and Sale and Joint Escrow Instructions, dated as of August 9, 2022 (the "Second Amendment"), each between Original Buyer and Seller. Pursuant to that certain Assignment and Assumption of Real Estate Purchase Agreement and Escrow Instructions, dated September 14, 2022 (the "Assignment"), Original Buyer assigned all of its right, title and interest under the Original Purchase Agreement (as amended) to Buyer, subject to the terms, covenants and conditions of such Original Purchase Agreement, as amended. Subsequently, Buyer and Seller entered into that certain Third Amendment to Agreement of Purchase and Sale and Joint Escrow Instructions, dated as of September 30, 2022 (the "Third Amendment", and together with the Original Purchase Agreement, First Amendment, and Second Amendment, the "Purchase Agreement"). All capitalized terms used herein and not otherwise defined shall have the same meanings set forth in the Purchase Agreement. B. The parties have agreed that, at Closing, Seller shall deposit in a segregated escrow account the amount of One Hundred Thousand Dollars ($100,000) from the proceeds of the sale of the Property, which shall constitute the "Holdback Funds." As used in this Agreement, the term "Funds" shall refer to the Holdback Funds. NOW, THEREFORE, IN CONSIDERATION OF the foregoing recitals, the mutual agreements, covenants and promises set forth in this Agreement, and other good and valuable consideration, the receipt, sufficiency and validity of which is hereby acknowledged, Seller and Buyer agree as follows: DocuSign Envelope ID: 4494F5D2-D6B9-4B44-80FA-05FEB0DDF5BA

Exhibit C-2 1. Holdback Funds Escrow Account. Seller and Buyer hereby agree that at Closing, Escrow Holder shall hold back from Seller's proceeds from the sale of the Property an amount equal to the Holdback Funds. Escrow Holder shall maintain the Holdback Funds in a segregated escrow account (Escrow No. 22000110896A) (the "Holdback Funds Escrow Account"), and disburse the Holdback Funds only in accordance with the terms of this Agreement. Escrow Holder shall not commingle the Holdback Funds with any funds of Escrow Holder or others. 2. Disbursement of Funds. Each of the parties agrees that the Holdback Funds in the Holdback Funds Escrow Account shall be disbursed by Escrow Holder only in accordance with Sections 3, 4, 5 and 6 of the Third Amendment. 3. Wire Instructions. Escrow Holder acknowledges that Buyer and Seller have previously provided separate written wire instructions to Escrow Holder for disbursement of all or any portion of the Funds that may become due and owing to such party pursuant to the terms of this Agreement. 4. Liability of Escrow Holder. Buyer and Seller acknowledge that Escrow Holder is acting solely as a stakeholder at their request and for their convenience, and that Escrow Holder shall not be deemed to be the agent of either of the parties, and that Escrow Holder shall not be liable to either of the parties for (a) any action or omission on its part taken or made in good faith, and not in willful disregard of this Agreement, (b) any losses, costs, damages, claims, liabilities, demands or obligations in connection with the Funds if such losses, costs, damages, claims, liabilities, demands or obligations result from the failure, insolvency or suspension of the bank holding the Funds ("Escrow Bank"), or (c) interest on the Funds, including, without limitation, any loss of interest due to any delays in the withdrawal of the Funds that may be imposed by Escrow Bank as a result of the depositing or redeeming of the Funds pursuant to Escrow Holder's instructions; provided, however, that Escrow Holder shall be liable for any actual, out-of-pocket losses, costs, damages, claims, liabilities, expenses (including reasonable attorneys' fees, expenses and disbursements), demands or obligations ("Liabilities") incurred by Seller or Buyer resulting from actions or omissions taken or made by Escrow Holder in bad faith, in willful disregard of this Agreement or involving gross negligence or willful misconduct on the part of Escrow Holder. Notwithstanding the foregoing, if Escrow Holder believes in good faith at any time that a disagreement or dispute has arisen between the parties hereto over entitlement to the portion of the Funds to be distributed (whether or not litigation has been instituted), Escrow Holder shall have the right, upon written notice to both Seller and Buyer, (i) to deposit the disputed amount of the Funds with the Clerk of the Court in which any litigation is pending and/or (ii) to take such reasonable affirmative steps as it may, at its reasonable option, elect in order to terminate its duties as Escrow Holder, including, without limitation, the depositing of the disputed amount of the Funds with a court of competent jurisdiction and the commencement of an action for interpleader, the costs thereof to be borne by whichever of Seller or Buyer is the losing party, and thereupon Escrow Holder shall be released of and from all liability hereunder except for any previous actions or omissions taken or made by Escrow Holder in bad faith, in willful disregard of this Agreement or involving gross negligence or willful misconduct on the part of Escrow Holder. Seller and Buyer hereby jointly agree to indemnify, defend and hold Escrow Holder DocuSign Envelope ID: 4494F5D2-D6B9-4B44-80FA-05FEB0DDF5BA

Exhibit C-3 harmless against any and all loss, damage or expense (including, but not limited to, reasonable attorneys' fees and expenses, if any, and the enforcement of this indemnity) which it may incur by reason of its good faith performance of its obligations and duties under this Agreement, except to the extent of the gross negligence or willful misconduct of Escrow Holder. 5. Assignment; Successors and Assigns. This Agreement may not be assigned by any party hereto and shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns. 6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California. 7. Severability. If any term or provision of this Agreement shall, to any extent, be held invalid or unenforceable, the remaining terms and provisions of this Agreement shall not be affected thereby, but each remaining term and provision shall be valid and enforced to the fullest extent permitted by law. 8. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall be deemed to be an original and all of which shall be deemed to constitute one and the same instrument. Signatures to this Agreement transmitted by .pdf or other electronic transmission shall be valid and effective to bind the party so signing. 9. Notices (a) Method of Delivery. All notices, requests, demands and other communications (each, a "Notice") required to be provided by any party to any other party pursuant to this Agreement shall be in writing and shall be delivered pursuant to the notice provisions in the Purchase Agreement. For Notice purposes, the address for Escrow Holder is the following: Stewart Title Guaranty Company Address: 525 N. Brand Blvd., Glendale, California 91203 Attn: Andrea Mendoza, Senior Commercial Escrow Officer Email: amendoza@stewart.com Telephone: (818) 500-5680 Escrow No. 22000110896A (b) Change of Address. The parties (and the Persons to whom copies of Notices are to be delivered pursuant to Section 9(a) hereof) shall have the right to change their respective address and/or email address for the purposes of this Section 9 by providing a Notice of such change in address and/or email address as required under this Section 9. (c) Delivery by Party's Counsel. The parties agree that the attorney for such party shall have the authority to deliver Notices on such party's behalf to the other parties hereto. 10. Prevailing Party. If any litigation or other court action, arbitration or similar adjudicatory proceeding is commenced by any party to enforce its rights under this Agreement against any other party, all fees, costs and expenses, including, without limitation, reasonable DocuSign Envelope ID: 4494F5D2-D6B9-4B44-80FA-05FEB0DDF5BA

Exhibit C-4 attorneys' fees and court costs, incurred by the prevailing party in such litigation, action, suit or proceeding shall be reimbursed by the losing party; provided, that if a party to such litigation, action, arbitration or proceeding prevails in part, and loses in part, the court, arbitrator or other adjudicator presiding over such litigation, action, arbitration or proceeding shall award a reimbursement of the fees, costs and expenses incurred by such Party on an equitable basis. This Section 10 shall survive the termination of this Agreement. 11. Time of Essence. Time is of the essence of this Agreement. 12. No Modification. This Agreement shall not be modified or amended except in a written document signed by all parties hereto. 13. General Provisions. This Agreement shall be subject in all respects to those certain General Provisions of Escrow Holder from Seller and Buyer, as amended by the Amendment to Escrow Instructions, dated July 5, 2022 (collectively, the "General Provisions"). Notwithstanding anything herein to the contrary, if there is any conflict between any terms and conditions in this Agreement and any terms and conditions in the General Provisions, the terms and conditions of this Agreement shall control and prevail. 14. Escrow Fee. Upon Closing and after the Holdback Funds Escrow Account is opened to accept the Funds, Escrow Holder will remit to itself from the Funds a one-time, non- refundable $1,000.00 fee ("Escrow Fee") for its services under this Agreement. The Escrow Fee shall be deemed earned upon Closing and the full execution of this Agreement. 15. Investment of Funds. Escrow Holder shall promptly invest the Funds (less the Escrow Fee) in an interest-bearing money market account for the benefit of Seller upon Escrow Holder's receipt of a completed and signed Form W-9 from Seller. Any interest earned thereon shall be for the benefit of Seller's Funds and subject in all respects to the Third Amendment (including Section 6 thereof). [Signature Pages Follow] DocuSign Envelope ID: 4494F5D2-D6B9-4B44-80FA-05FEB0DDF5BA

Exhibit C-5 IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date. BUYER: SELLER: 3032 WILSHIRE PROPERTIES GD LLC, a California limited liability company By: Name: Arash Danialifar Position: Manager Acknowledged and agreed to by Original Buyer: ORIGINAL BUYER: GD REALTY GROUP, INC, a California corporation By: Name: Arash Danialifar Position: President 3032 WILSHIRE INVESTORS LLC, a Colorado limited liability company By: _________________________________ Name: Matthew Schreiber Position: Authorized Signatory DocuSign Envelope ID: 4494F5D2-D6B9-4B44-80FA-05FEB0DDF5BA

Exhibit C-6 ESCROW HOLDER JOINDER Escrow Holder hereby accepts the foregoing instructions and agrees to comply therewith. STEWART TITLE GUARANTY COMPANY By:______________________________ Name: ___________________________ Its: ___________________________ DocuSign Envelope ID: 4494F5D2-D6B9-4B44-80FA-05FEB0DDF5BA